UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.  )

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☒	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material under §240.14a-12

Tyra Biosciences, Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check all boxes that apply):

☒	No fee required

☐	Fee paid previously with preliminary materials

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

2024 ANNUAL MEETING OF STOCKHOLDERS

May 29, 2024

TYRA BIOSCIENCES, INC.

2656 State Street

Carlsbad, California 92008

April  , 2024

Dear Stockholder:

You are cordially invited to attend the Annual Meeting of Stockholders (the “Annual Meeting”) of Tyra Biosciences, Inc., a Delaware corporation (the “Company”) at 10:00 a.m. Pacific Time on Wednesday, May 29, 2024. The Annual Meeting will be a completely virtual meeting, which will be conducted via live webcast.

We have elected to take advantage of Securities and Exchange Commission rules that allow companies to furnish proxy materials to their stockholders by providing access to these documents on the Internet instead of mailing printed copies. Those rules allow a company to provide its stockholders with the information they need, while lowering the costs of delivery and reducing the environmental impact of the Annual Meeting. Most of our stockholders will not receive printed copies of our proxy materials unless requested, but instead will receive a notice with instructions on how they may access and review our proxy materials on the Internet and how they may cast their vote via the Internet. If you would like to receive a printed or e-mail copy of our proxy materials, please follow the instructions for requesting the materials in the Notice of Internet Availability that is being sent to you.

The Notice of Annual Meeting of Stockholders and Proxy Statement on the following pages describe the matters to be presented at the Annual Meeting. Please see the section entitled “How can I attend the Annual Meeting?” of the proxy statement for more information about how to attend the virtual-only meeting.

Whether or not you attend the Annual Meeting online, it is important that your shares be represented and voted at the Annual Meeting. Therefore, I urge you to promptly vote and submit your proxy by phone, via the Internet, or, if you received paper copies of these materials, by signing, dating and returning the enclosed proxy card in the enclosed envelope, which requires no postage if mailed in the United States. If you have received our Notice of Internet Availability of Proxy Materials, the instructions regarding how you can access your proxy materials and vote are contained in that notice. If you have received written proxy materials, the instructions regarding how you can vote are contained on the proxy card. If you decide to attend the Annual Meeting, you will be able to vote online, even if you have previously submitted your proxy. If you hold your shares through a bank or broker, you will need a proxy from your bank or broker to vote your shares online at the Annual Meeting.

Thank you for your support.

Sincerely,

Todd Harris
President, Chief Executive Officer and Director
Carlsbad, California

Notice of Annual Meeting of Stockholders

To be Held Wednesday, May 29, 2024

TYRA BIOSCIENCES, INC.

2656 State Street, Carlsbad, California 92008

The Annual Meeting of Stockholders (the “Annual Meeting”) of Tyra Biosciences, Inc., a Delaware corporation (the “Company”), will be held at 10:00 a.m. Pacific Time on Wednesday, May 29, 2024. The Annual Meeting will be a completely virtual meeting, which will be conducted via live webcast. There will not be a physical meeting location, and stockholders will not be able to attend the Annual Meeting in person. This means that you can attend the Annual Meeting online, vote your shares during the online meeting, and submit questions for consideration at the online meeting. To be admitted to the Annual Meeting’s live webcast, you must register at www.proxydocs.com/TYRA as described in the proxy materials or your proxy card. As part of the registration process, you must enter the Control Number included in your Notice of Internet Availability of Proxy Materials, your proxy card or on the instructions that accompanied your proxy materials. After completion of your registration, further instructions, including a unique link to access the Annual Meeting, will be emailed to you. The Annual Meeting will be held for the following purposes:

1.

To elect three directors to serve as Class III directors for a three-year term expiring at the 2027 Annual Meeting of Stockholders and until their respective successors shall have been duly elected and qualified;

2.	To ratify the appointment of Ernst & Young LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2024;

3.	To approve an amendment to the Company’s Amended and Restated Certificate of Incorporation to reflect Delaware law provisions to permit exculpation of certain officers; and

4.	To transact such other business as may properly come before the Annual Meeting or any continuation, postponement or adjournment of the Annual Meeting.

We have elected to take advantage of Securities and Exchange Commission rules that allow companies to furnish proxy materials to their stockholders by providing access to these documents on the Internet instead of mailing printed copies. Those rules allow a company to provide its stockholders with the information they need, while lowering the costs of delivery and reducing the environmental impact of the Annual Meeting. Most of our stockholders will not receive printed copies of our proxy materials unless requested, but instead will receive a Notice of Internet Availability of Proxy Materials with instructions on how they may access and review our proxy materials on the Internet and how they may cast their vote via the Internet. If you would like to receive a printed or e-mail copy of our proxy materials, please follow the instructions for requesting the materials in the Notice of Internet Availability of Proxy Materials that is being sent to you.

The foregoing items of business are more fully described in the attached proxy statement, which forms a part of this notice and is incorporated herein by reference. Holders of record of our common stock as of the close of business on April 4, 2024 are entitled to notice of and to vote at the Annual Meeting, or any continuation, postponement or adjournment of the Annual Meeting.

It is important that your shares be represented regardless of the number of shares you may hold. Whether or not you plan to attend the Annual Meeting online, we urge you to vote your shares as soon as possible via the toll-free telephone number or over the Internet, as described in the enclosed proxy materials. If you received a copy of the proxy card by mail, you may sign, date and mail the proxy card in the enclosed return envelope. Promptly voting your shares will ensure the presence of a quorum at the Annual Meeting and will save us the expense of further solicitation. Submitting your proxy now will not prevent you from voting your shares at the Annual Meeting if you desire to do so, as your proxy is revocable at your option. For specific voting instructions, please refer to the information provided in the accompanying Proxy Statement and in the Notice of Internet Availability of Proxy Materials.

By Order of the Board of Directors,

Todd Harris
President, Chief Executive Officer and Director
Carlsbad, California
April , 2024

PROXY STATEMENT

TYRA BIOSCIENCES, INC.

2656 State Street, Carlsbad, California 92008

General

This proxy statement is furnished in connection with the solicitation by the board of directors (the “Board”) of Tyra Biosciences, Inc. of proxies to be voted at our Annual Meeting of Stockholders to be held virtually on Wednesday, May 29, 2024 (the “Annual Meeting”), at 10:00 a.m., Pacific Time, and at any continuation, postponement or adjournment thereof. Holders of record of shares of our common stock, $0.0001 par value per share (“Common Stock”), as of the close of business on April 4, 2024 (the “Record Date”), will be entitled to notice of and to vote at the Annual Meeting and any continuation, postponement or adjournment thereof. As of the Record Date, there were 52,523,850 shares of our Common Stock outstanding and entitled to vote at the Annual Meeting. Each share of Common Stock is entitled to one vote on any matter presented to stockholders at the Annual Meeting.

This proxy statement and the Company’s Annual Report to Stockholders for the year ended December 31, 2023 (the “2023 Annual Report”), or Notice of Internet Availability of Proxy Materials, as applicable, will be sent on or about April     , 2024 to our stockholders on the Record Date.

In this proxy statement, “Tyra,” the “Company,” “we,” “us” and “our” refer to Tyra Biosciences, Inc.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS

FOR THE STOCKHOLDER MEETING TO BE HELD ON WEDNESDAY, MAY 29, 2024:

This Proxy Statement and our 2023 Annual Report to Stockholders are available at:

www.proxydocs.com/TYRA.

Proposals

At the Annual Meeting, our stockholders will be asked:

1.

To elect Melissa McCracken, Ph.D., Jake Simson, Ph.D. and Rehan Verjee as Class III directors for a three-year term that expires at the 2027 Annual Meeting of Stockholders and until their respective successors shall have been duly elected and qualified;

2.	To ratify the appointment of Ernst & Young LLP as our independent public accounting firm for the fiscal year ending December 31, 2024;

3.	To approve an amendment to the Company’s Amended and Restated Certificate of Incorporation to reflect Delaware law provisions to permit exculpation of certain officers; and

4.	To transact such other business as may properly come before the Annual Meeting or any continuation, postponement, or adjournment of the Annual Meeting.

We currently know of no other business that will be presented at the Annual Meeting. If any other matter properly comes before the stockholders for a vote at the Annual Meeting, however, the proxy holders named on the Company’s proxy card will vote your shares in accordance with their best judgment.

Recommendations of the Board

The Board recommends that you vote your shares as indicated below. If you return a properly completed proxy card, or vote your shares by telephone or Internet, your shares of Common Stock will be voted on your behalf as you direct. If not otherwise specified, the shares of Common Stock represented by the proxies will be voted, and the Board recommends that you vote, as follows:

1.	FOR each of the nominees for election as a Class III director as set forth in this proxy statement;

2.	FOR the ratification of the appointment of Ernst & Young LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2024; and

3.	FOR the approval of an amendment to our Amended and Restated Certification of Incorporation to reflect Delaware law provisions to permit exculpation of certain officers.

If any other matter properly comes before the stockholders for a vote at the Annual Meeting, the proxy holders named on the Company’s proxy card will vote your shares in accordance with their best judgment.

Information about this Proxy Statement

Why you received this proxy statement. You are viewing or have received these proxy materials because the Board is soliciting your proxy to vote your shares at the Annual Meeting. This proxy statement includes information that we are required to provide to you under the rules of the Securities and Exchange Commission (“SEC”) and that is designed to assist you in voting your shares.

Notice of Internet Availability of Proxy Materials. As permitted by SEC rules, we are making this proxy statement and our 2023 Annual Report available to our stockholders electronically via the Internet. On or about April    , 2024, we will mail to our stockholders a Notice of Internet Availability of Proxy Materials (the “Internet Notice”) containing instructions on how to access this proxy statement and our 2023 Annual Report and vote online. If you received an Internet Notice by mail, you will not receive a printed copy of the proxy materials in the mail unless you specifically request them. Instead, the Internet Notice instructs you on how to access and review all of the important information contained in the proxy statement and 2023 Annual Report. The Internet Notice also instructs you on how you may submit your proxy over the Internet. If you received an Internet Notice by mail and would like to receive a printed copy of our proxy materials, you should follow the instructions for requesting such materials contained on the Internet Notice. We encourage our stockholders to take advantage of the availability of the proxy materials on the Internet to help reduce the environmental impact of our annual meetings and reduce the cost to us associated with the printing and mailing of materials.

Printed Copies of Our Proxy Materials. If you received printed copies of our proxy materials, then instructions regarding how you can vote are contained on the proxy card included in the materials.

Householding. The SEC’s rules permit us to deliver a single Internet Notice or set of proxy materials to one address shared by two or more of our stockholders. This delivery method is referred to as “householding” and can result in significant cost savings. To take advantage of this opportunity, we have delivered only one Internet Notice or one set of proxy materials to multiple stockholders who share an address, unless we received contrary instructions from the impacted stockholders prior to the mailing date. We agree to deliver promptly, upon written or oral request, a separate copy of the Internet Notice or proxy materials, as requested, to any stockholder at the shared address to which a single copy of those documents was delivered. If you prefer to receive separate copies of the Internet Notice or proxy materials, we will provide copies of these documents, free of charge, upon written request to Tyra Biosciences, Inc., 2656 State Street, Carlsbad, California 92008, Attention: Corporate Secretary or by calling (619) 728-4760. Such requests by street name holders should be made through their bank, broker or other holder of record.

Stockholders sharing an address that are receiving multiple copies of the Internet Notice can request delivery of a single copy of the proxy statement or annual report or Internet Notice by contacting their broker, bank or other intermediary or sending a written request to Tyra Biosciences, Inc. at the above address or by calling (619) 728-4760.

Questions and Answers about the Annual Meeting of Stockholders

Who is entitled to vote on matters presented at the Annual Meeting?

The Record Date for the Annual Meeting is April 4, 2024. You are entitled to vote on the matters presented at the Annual Meeting if you were a record holder at the close of business on the Record Date. Each outstanding share of Common Stock is entitled to one vote for all matters before the Annual Meeting. At the close of business on the Record Date, there were 52,523,850 shares of Common Stock outstanding and entitled to vote at the Annual Meeting. Common Stock is our only class of stock entitled to vote.

What is the difference between being a “Record Holder” and holding shares in “Street Name”?

If, on the Record date, your shares were registered directly in your name then you are a stockholder of record.

If, on the Record Date, your shares were held in an account at a brokerage firm, bank, dealer or other similar organization, then you are the beneficial owner of shares held in “street name” and these proxy materials are being forwarded to you by that organization. The organization holding your account is considered the stockholder of record for purposes of voting at the Annual Meeting.

Am I entitled to vote if my shares are held in “Street Name”?

Yes. If your shares are held in street name, these proxy materials, along with instructions on how to vote your shares, are being provided to you by your brokerage firm, bank, dealer or other similar organization. As the beneficial owner, you have the right to direct your brokerage firm, bank, dealer or other similar organization how to vote your shares, and the brokerage firm, bank, dealer or other similar organizations is required to vote your shares in accordance with your instructions. If your shares are held in street name, you may not vote your shares in person at the Annual Meeting, unless you obtain, and present at the Annual Meeting, a legal proxy from your brokerage firm, bank, dealer or other similar organization.

How many shares must be present to hold the Annual Meeting?

A quorum must be present at the Annual Meeting for any business to be conducted. Under Delaware law and our Amended and Restated Bylaws (the “Bylaws”), the presence at the Annual Meeting online, or by proxy, of the holders of a majority in voting power of the Common Stock issued and outstanding and entitled to vote on the Record Date will constitute a quorum for the transaction of business at the Annual Meeting. The inspector of election will determine whether a quorum is present and will tabulate the votes cast at the Annual Meeting.

How can I attend the Annual Meeting?

As noted above, we have decided to hold the Annual Meeting entirely online this year. You may attend the Annual Meeting only if you are a record holder or beneficial owner of our Common Stock as of the Record Date. If you are a record holder you are entitled to vote at the Annual Meeting. If you hold your shares in street name you must obtain a legal proxy from your brokerage firm, bank, dealer or other similar organization to vote at the Annual Meeting. To attend and participate in the Annual Meeting, you will need the Control Number included in your Internet Notice, your proxy card or on the instructions that accompanied your proxy materials. If your shares are held in “street name,” you should contact your bank or broker to obtain your Control Number or otherwise vote through the bank or broker. To be admitted to the Annual Meeting and vote your shares, you must register to attend the Annual Meeting at www.proxydocs.com/TYRA and provide the Control Number by 2:00 p.m. Pacific Time on May 27, 2024. After completion of your registration, further instructions, including a unique link to access the Annual Meeting, will be emailed to you.

This year’s stockholder question and answer session will include questions submitted in advance of the Annual Meeting. You may submit a question in advance of the meeting as a part of the registration process. Questions pertinent to meeting matters and that are submitted in accordance with our Rules of Conduct for the Annual Meeting will be answered during the meeting, subject to applicable time constraints. Questions and answers may be grouped by topic and substantially similar questions may be grouped and answered once. In order to promote fairness, efficient use of time and in order to ensure all stockholders are responded to, we will respond to up to two questions from a single stockholder.

What if a quorum is not present at the Annual Meeting?

If a quorum is not present at the scheduled time of the Annual Meeting, (i) the Chairperson of the Annual Meeting or (ii) the holders of a majority of the shares entitled to vote, present at the virtual meeting, or represented by proxy, are authorized by our Amended and Restated Bylaws to adjourn the Annual Meeting until a quorum is present or represented.

What does it mean if I receive more than one Internet Notice or more than one set of Proxy Materials?

It means that your shares are held in more than one account at the transfer agent and/or with banks or brokers. Please vote all of your shares. To ensure that all of your shares are voted, for each Internet Notice or set of proxy materials, please submit your proxy by phone, via the Internet or, if you received printed copies of the proxy materials, by signing, dating and returning the enclosed proxy card in the enclosed envelope.

How do I vote?

With respect to the election of directors, you may either vote “For” all the nominees to the Board or you may “Withhold” your vote for any nominee you specify. With respect to the ratification of the appointment of Ernst & Young LLP as our independent registered public accounting firm, you may vote “For,” “Against” or “Abstain” from voting. With respect to the vote to approve an amendment to our Amended and Restated Certificate of Incorporation to reflect Delaware law provisions to permit exculpation of certain officers, you may vote “For,” “Against” or “Abstain” from voting.

Stockholders of Record: Shares Registered in Your Name

If you are a stockholder of record, there are several ways for you to vote your shares. Whether or not you plan to attend the virtual Annual Meeting, we urge you to vote by proxy prior to the Annual Meeting to ensure that your vote is counted.

•

Via the Internet: You may vote at www.proxypush.com/TYRA, 24 hours a day, seven days a week, by following the instructions provided in the Internet Notice. You will need to use the Control Number included in your Internet Notice, your proxy card or on the instructions that accompanied your proxy materials to vote via the Internet.

•

By Telephone: You may vote using a touch-tone telephone by calling (866) 485-1932, 24 hours a day, seven days a week. You will need to use the Control Number included in your Internet Notice, your proxy card or on the instructions that accompanied your proxy materials to vote by telephone. Votes submitted by telephone must be received by 9:59 a.m., Pacific Time, on May 29, 2024.

•

By Mail: If you request printed copies of the proxy materials by mail, you may vote using your proxy card by completing, signing, dating and returning the proxy card in the self-addressed, postage-paid envelope provided. If you properly complete your proxy card and send it to us in time to vote, your proxy (one of the individuals named on your proxy card) will vote your shares as you have directed.

•

At the Virtual Annual Meeting: You may vote during the virtual Annual Meeting through www.proxydocs.com/TYRA. To be admitted to the Annual Meeting and vote your shares, you must register to attend the Annual Meeting at www.proxydocs.com/TYRA by 2:00 p.m. Pacific Time on May 27, 2024 and provide the Control Number included in your Internet Notice, your proxy card or on the instructions that accompanied your proxy materials. After completion of your registration, further instructions, including a unique link to access the Annual Meeting, will be emailed to you.

Beneficial Owners: Shares Registered in the Name of a Broker, Bank or Other Agent

If you are a beneficial owner of shares registered in the name of your broker, bank or other agent, you should have received voting instructions from that organization rather than directly from us. Please check with your bank, broker, or other agent and follow the voting instructions they provide to vote your shares. Generally, you have three options for returning your proxy.

•

By Method Listed on Voting Instruction Card: Please refer to your voting instruction card or other information provided by your bank, broker or other agent to determine whether you may vote by telephone or electronically on the Internet, and follow the instructions on the voting instruction card or other information provided by your broker, bank or other agent. A large number of banks and brokerage firms offer Internet and telephone voting. If your bank, broker or other agent does not offer Internet or telephone voting information, please follow the other voting instructions they provide to vote your shares.

•	By Mail: You may vote by signing, dating and returning your voting instruction card in the pre-addressed envelope provided by your broker, bank or other agent.

•

At the Virtual Annual Meeting: To vote online during the virtual Annual Meeting, you must obtain a valid proxy from your broker, bank or other agent. Follow the instructions from your broker, bank or other agent included with these proxy materials, or contact your broker or bank to request the proxy form authorizing you to vote the shares. You must also register to attend the Annual Meeting at www.proxydocs.com/TYRA and provide the Control Number included in your Internet Notice, your proxy card or on the instructions that accompanied your proxy materials. After completion of your registration, further instructions, including a unique link to access the Annual Meeting, will be emailed to you.

Can I change my vote after I submit my Proxy?

Yes. If you are a record holder, you may revoke your proxy and change your vote any time before the proxy is voted at the Annual Meeting:

•	by submitting a duly executed proxy bearing a later date than your prior proxy;

•	by granting a subsequent proxy through the Internet or telephone;

•	by giving written notice of revocation to the Corporate Secretary of Tyra prior to or at the Annual Meeting; or

•	by voting online at the Annual Meeting.

Your most recent proxy card or telephone or Internet proxy is the one that is counted. Your attendance at the Annual Meeting by itself will not revoke your proxy.

If your shares are held in street name, you may change or revoke your voting instructions by following the specific directions provided to you by your bank or broker, or you may vote virtually at the Annual Meeting by obtaining a legal proxy from your bank or broker and submitting the legal proxy along with your ballot at the Annual Meeting.

Who will count the votes?

A representative from Mediant Communications, Inc. is expected to tabulate the votes and an employee of the Company is expected to be our inspector of election and will certify the votes.

What if I do not specify how my shares are to be voted?

If you are a record holder and you indicate when voting on the Internet or by telephone that you wish to vote as recommended by the Board, then your shares will be voted at the Annual Meeting in accordance with the Board’s recommendation on all matters presented for a vote at the Annual Meeting. Similarly, if you are a record holder and submit a proxy but do not indicate any voting instructions, the persons named as proxies will vote in accordance with the recommendations of the Board. The Board’s recommendations are indicated on page 1 of this proxy statement, along with the description of each proposal in this proxy statement.

If you are a beneficial owner of shares held in street name and do not provide the organization that holds your shares with specific voting instructions, then, the organization that holds your shares may generally vote your shares in their discretion on “routine” matters but cannot vote on “non-routine” matters. If the organization that holds your shares does not receive instructions from you on how to vote your shares on a non-routine matter, that organization will inform the inspector of election that it does not have the authority to vote on that matter with respect to your shares. This is generally referred to as a “broker non-vote.”

What are broker non-votes and do they count for determining a quorum?

Shares represented by proxies that reflect a broker non-vote will be counted as present for purposes of determining the presence of a quorum. As discussed above, broker non-votes occur when shares held by a broker in “street name” for a beneficial owner are not voted with respect to a particular proposal because (1) the broker has not received voting instructions from the beneficial owner and (2) the broker lacks discretionary voting power to vote those shares on a particular matter. A broker has discretionary power to vote shares without instruction from the beneficial owner on routine matters, such as the ratification of the appointment of Ernst & Young LLP as our independent registered public accounting firm. Thus, broker non-votes are not expected on that proposal. On the other hand, absent instructions from the beneficial owner of such shares, a broker is not entitled to vote shares held for a beneficial owner on non-routine matters. Broker non-votes on the election of directors, which is considered a non-routine matter, will have no effect because they are not considered votes cast, and the three directors that receive the highest number of votes will be elected. Broker non-votes on the approval of an amendment to our Amended and Restated Certification of Incorporation to reflect Delaware law provisions to permit exculpation of certain officers will have the same effect as a vote against this proposal.

What is an Abstention and how will votes Withheld and Abstentions be treated?

Shares of Common Stock held by persons attending the Annual Meeting but not voting, and shares represented by proxies that reflect withheld votes or abstentions as to a particular proposal, will be counted as present for purposes of determining the presence of a quorum. A “vote withheld,” in the case of the proposal regarding the election of directors, or an “abstention,” in the case of the ratification of the appointment of Ernst & Young LLP, represents a stockholder’s affirmative choice to decline to vote on a proposal. Votes withheld have no effect on the election of directors, as the three directors that receive the highest number of votes will be elected, and abstentions are not considered to be a vote cast and will have no effect on the ratification of the appointment of Ernst & Young LLP. For the approval of an amendment to our Amended and Restated Certification of Incorporation to reflect Delaware law provisions to permit exculpation of certain officers, an abstention will have the same effect as a vote against this proposal because that proposal requires an affirmative vote of a majority of the outstanding shares of Common Stock entitled to vote at the meeting.

How many votes are required for the approval of the proposals to be voted upon and how will Abstentions and Broker Non-Votes be treated?

Proposal	Votes Required	Effect of Votes Withheld / Abstentions and Broker Non-Votes
Proposal 1: Election of Directors	The plurality of the votes cast. This means that the three nominees receiving the highest number of affirmative “FOR” votes will be elected as Class III directors.	Votes withheld and broker non-votes will have no effect.

Proposal	Votes Required	Effect of Votes Withheld / Abstentions and Broker Non-Votes
Proposal 2: Ratification of Appointment of Independent Registered Public Accounting Firm	The affirmative vote of a majority of the votes cast for or against the matter.	Abstentions will have no effect. We do not expect any broker non-votes on this proposal.

Proposal 3: Approval of an Amendment to the Company’s Amended and Restated Certificate of Incorporation to Reflect Delaware Law Provisions to Permit Exculpation of Certain Officers	The affirmative vote of a majority of the shares outstanding and entitled to vote at the meeting.	Votes withheld and broker non-votes will have the same effect as a vote against the proposal.

Will any other business be conducted at the Annual Meeting?

We currently know of no other business that will be presented at the Annual Meeting. If any other matter properly comes before the stockholders for a vote at the Annual Meeting, however, the proxy holders named on the Company’s proxy card will vote your shares in accordance with their best judgment.

Where can I find the voting results of the Annual Meeting of Stockholders?

We plan to announce preliminary voting results at the Annual Meeting and we will report the final results in a Current Report on Form 8-K, which we intend to file with the SEC within four business days after the Annual Meeting. If final voting results are not available to us in time to file a Form 8-K within four business days after the Annual Meeting, we intend to file a Form 8-K to publish preliminary results and, within four business days after the final results are known to us, file an additional Form 8-K to publish the final results.

Proposals To Be Voted On

Proposal 1—Election of Directors

At the Annual Meeting, three (3) Class III directors are to be elected to hold office for a three-year term expiring at the Annual Meeting of Stockholders to be held in 2027 and until such director’s successor is elected and qualified or until such director’s earlier death, resignation or removal. Based on the recommendation of the Nominating and Corporate Governance Committee, the Board has nominated Melissa McCracken, Ph.D., Jake Simson, Ph.D. and Rehan Verjee for re-election as Class III directors at the Annual Meeting.

The proposal regarding the election of directors requires the approval of a plurality of the votes cast. This means that the three nominees receiving the highest number of affirmative “FOR” votes will be elected as Class III directors. Votes withheld and broker non-votes are not considered to be votes cast and, accordingly, will have no effect on the outcome of the vote on this proposal.

Our Amended and Restated Certificate of Incorporation and Bylaws provide that the authorized number of directors shall be fixed from time to time exclusively by resolution adopted by a majority of the Board. We currently have nine (9) authorized directors on our Board. As set forth in our Amended and Restated Certificate of Incorporation, the Board is currently divided into three classes with staggered, three-year terms. At each annual meeting of stockholders, the successors to directors whose terms then expire will be elected to serve from the time of election and qualification until the third annual meeting following election. The following table summarizes the class, independence and committee membership of our directors:

Name	Age	Position	Independent	Committee Membership
CLASS III DIRECTORS—Nominated for Re-election with a Term to Expire at the 2027 Annual Meeting

Melissa McCracken, Ph.D.	37	Director	X	Audit; Science and Technology
Jake Simson, Ph.D.	38	Director	X	Nominating and Corporate Governance; Science and Technology (Chair)
Rehan Verjee	43	Director	X	Audit (Chair)

CLASS I DIRECTORS—Terms to Expire at the 2025 Annual Meeting

Todd Harris, Ph.D.	44	President, CEO and Director
Nina Kjellson	49	Director	X	Compensation (Chair)
Siddarth Subramony, Ph.D.	37	Director	X	Compensation

CLASS II DIRECTORS—Terms to Expire at the 2026 Annual Meeting

Isan Chen, M.D.	61	Director	X	Compensation
Gilla Kaplan, Ph.D.	76	Director	X	Nominating and Corporate Governance; Science and Technology
Robert More	56	Chairman of the Board	X	Audit; Nominating and Corporate Governance (Chair)

The division of our Board into three classes with staggered three-year terms may delay or prevent a change of our management or a change in control of our Company. Our directors may be removed only for cause and only by the affirmative vote of the holders of at least two-thirds of the voting power of the then-outstanding shares of capital stock entitled to vote in the election of directors.

In the event any of the nominees should become unable to serve, or for good cause will not serve, as a director, it is intended that votes will be cast for a substitute nominee designated by the Board or the Board may elect to reduce its size. The Board has no reason to believe that the nominees named below will be unable to serve if elected. Each of the nominees has consented to being named in this proxy statement and to serve if elected.

All of the persons whose names and biographies appear below are currently serving as our directors. Each of our directors brings to the Board significant leadership experience derived from their professional experience and service as executives or board members of other corporations and/or private equity and venture capital firms. The process undertaken by the Nominating and Corporate Governance Committee in recommending qualified director candidates is described below under “Board Diversity and Director Nomination Process.” Certain individual qualifications and skills of our directors that contribute to the Board’s effectiveness as a whole are described in the following paragraphs.

Vote required

The proposal regarding the election of directors requires the approval of a plurality of the votes cast. This means that the nominees receiving the highest number of affirmative “FOR” votes will be elected as Class III Directors.

Votes withheld and broker non-votes are not considered to be votes cast and, accordingly, will have no effect on the outcome of the vote on this proposal.

The Board unanimously recommends a vote FOR the election of the three nominees for Class III directors.

Information Regarding Directors

The information set forth below as to the directors and nominees for director has been furnished to us by the directors and nominees for director:

Nominees for Election to the Board:

Class III Directors (Terms to Expire at the 2027 Annual Meeting)

Melissa McCracken, Ph.D. has served as a member of our Board since March 2021. Since September 2019, Dr. McCracken has served as a principal and currently as a partner at Nextech Invest Ltd., a venture capital firm focused on precision therapeutics. Prior to Nextech, Dr. McCracken was an associate and then senior associate at Third Rock Ventures, LLC from February 2017 until August 2019, a venture capital firm where she focused on scientific due diligence, partnership development and new company formation in oncology and immunology. At Third Rock Ventures, Dr. McCracken helped build and launch Celsius Therapeutics Inc., a company focused on discovering precision therapeutics for oncology and autoimmune and worked with the founding team from March 2018 to March 2019. Dr. McCracken currently serves as a board member of Ambagon Therapeutics, Inc., Alpha-9 Oncology, K36 Therapeutics, Inc. and was previously a board member of ImaginAB Inc. and board observer of ProfoundBio, Inc., Silverback Therapeutics, Inc. and IconOvir Bio, Inc. Dr. McCracken holds a Bachelor of Science in Biochemistry and Molecular Biology from the University of California, Davis and a Ph.D. in Pharmacology from the University of California, Los Angeles. We believe that Dr. McCracken’s expertise and experience in the venture capital industry, her experience as a director of biopharmaceutical companies and her educational background provide her with the qualifications and skills to serve on our Board.

Jake Simson, Ph.D. has served as a member of our Board since January 2020. Since December 2020, Dr. Simson has served as partner at RA Capital Management L.P., a multi-stage investment manager dedicated to evidence-based investing in public and private healthcare and life science companies developing drugs, medical devices, and diagnostics. Previously, Dr. Simson served as an associate, analyst and principal at RA Capital Management from July 2013 to December 2020. Dr. Simson currently serves on the board of directors for Janux Therapeutics, Inc. and for the following privately held companies: Bicara Therapeutics, Convergent Therapeutics and Septerna. Dr. Simson holds his Bachelor of Science in Materials Science and Engineering from MIT and a Ph.D. in Biomedical Engineering from Johns Hopkins University. In his doctoral research, he investigated clinically translatable treatments for musculoskeletal tissue repair using injectable hydrogels. We believe that Dr. Simson’s expertise and experience in biotech investing, his experience as a director of biopharmaceutical companies and his educational background provide him with the qualifications and skills to serve on our Board.

Rehan Verjee has served as a member of our Board since June 2021. Mr. Verjee is currently the founding CEO of Precede Biosciences, a venture-backed, liquid-biopsy diagnostic company. Prior to founding Precede Biosciences, Mr. Verjee was a member of the Healthcare Executive Committee of Merck KGaA from October 2015 to March 2021. During this time, Mr. Verjee served as the President of EMD Serono and as the Chief Marketing and Strategy officer for the Healthcare business of Merck KGaA. As the President of EMD Serono, Mr. Verjee led a significant enterprise through a period of transformation and growth that included the FDA approval and launch of four new medicines, including two medicines in oncology. As the Chief Marketing and Strategy Officer of Merck’s Healthcare business, Mr. Verjee was accountable for product and portfolio strategy across all specialty medicine therapeutic areas (oncology, neurology, immunology and infertility), a role that included co-chairing the R&D development committee (responsible for all R&D decisions from Phase 1 to approval), leading global business development (including delivering on a deal for a promising immunotherapy), chairing significant global R&D alliances, and having responsibility for the launches of new medicines across the major markets including the USA, the EU, China and Japan. Mr. Verjee is currently a member of the board of directors of the Massachusetts Biotechnology Council and of Precede Biosciences. Mr. Verjee holds a Master’s Degree in Molecular and Cellular Biochemistry from the University of Oxford in the U.K. We believe that Mr. Verjee’s experience as a senior executive in the life science industry and his educational background provide him with the qualifications and skills to serve on our Board.

Continuing Members of the Board:

Class I Directors (Terms to Expire at the 2025 Annual Meeting)

Todd Harris, Ph.D. has served as our President and Chief Executive Officer since November 2018, as our Treasurer since February 2019, and as a member of our Board since August 2018. Prior to co-founding Tyra, Dr. Harris served in various roles, most recently as Head of Corporate Development and a director at Sienna Biopharmaceuticals, Inc. (SNNA) (“Sienna”), a clinical-stage biopharmaceutical company, from January 2016 to July 2018 and previously as the founder, Chief Executive Officer, and director of Sienna (then called Sienna Labs) from April 2013 to January 2016. In September 2019, Sienna Biopharmaceuticals filed for voluntary petition to allow restructuring under Chapter 11 of the United States Bankruptcy Code and ceased its operations in December 2019. Before Sienna, Dr. Harris was a consultant at McKinsey & Company in the Health Care Practice Division from September 2008 to December 2012. Dr. Harris holds a Bachelor of Science Degree in Electrical Engineering from Brigham Young University, a Master of Science Degree in Bioengineering from the University of California, San Diego, and a Ph.D. in Medical Engineering and Medical Physics from Massachusetts Institute of Technology. We believe that Dr. Harris’ valuable expertise and the perspective he brings in his capacity as our President and Chief Executive Officer, his extensive experience and knowledge in the life sciences industry and his education provide him with the qualifications and skills to serve on our Board.

Nina Kjellson has served as a member of our Board since January 2020. She is currently an investment professional at Canaan Partners and joined the venture capital firm in 2015. Ms. Kjellson is a Managing Member of Canaan Partners X LLC, the general partner of Canaan X LP, a Managing Member of Canaan Partners XI LLC, the general partner of Canaan XI LP, and a Managing Member of Canaan Partners XII LLC, the general partner of Canaan XII LP. As an investment professional at Canaan, she oversees investments in in biopharmaceutical companies that aim to transform care for patients. In addition to Tyra, some of the investments she actively oversees include Actio Biosciences, Rondo Therapeutics, Inc., Sardona, Inc., Tizona Therapeutics, Inc. and Trishula, Inc. Ms. Kjellson also previously led investments in Labrys Biologics, Inc. (acquired by Teva Pharmaceutical Industries Ltd.), Tesaro, Inc., Eiger Biopharmaceuticals, Inc., Trius Therapeutics LLC (acquired by Cubist Pharmaceuticals, Inc.) and NovaCardia, Inc. (acquired by Merck & Co., Inc.), among others. Ms. Kjellson also serves as a non-investor representative on the board of directors of Proxygen, which she joined in August 2022. A founder of WoVen—Women Who Venture, Ms. Kjellson is a vocal advocate for women entrepreneurs and investors. She serves on the board of the Biotechnology Innovation Organization, the Foundation for the National Institutes of Health, Girl Effect and Life Science Cares. She has co-developed an immersive curriculum for diversity and inclusion in healthcare with Impact Experience, called Impact Experience: HealthEquity. She is an Aspen Institute Health Innovators Fellow. Previously, Ms. Kjellson was a General Partner at InterWest Partners, where she invested in life sciences companies for 14 years, and held positions at Bay City Capital, Oracle Partners and the Kaiser Family Foundation. She holds a Bachelor of Arts in Human Biology from Stanford University. We believe that Ms. Kjellson’s expertise and experience in the venture capital industry and her experience as a director of biopharmaceutical companies as well as her expertise in diversity, equity and inclusion provide her with the qualifications and skills to serve on our Board.

Siddarth Subramony, Ph.D. has served as a member of our Board since January 2020. Dr. Subramony is currently a Managing Director at Boxer Capital, a position he assumed in September 2018, where he is responsible for conducting due diligence of public and private investments in healthcare. Prior to joining Boxer, Dr. Subramony was a Vice President at H.I.G. Capital from February 2016 until August 2018 where he was a member of the investment team for the firm’s dedicated healthcare fund, evaluating public and private investment opportunities in the life sciences and representing H.I.G. on the board of Leiters Pharmacy. Prior to joining H.I.G., Dr. Subramony was a management consultant at the Boston Consulting Group (BCG) from July 2015 until February 2016 and served as a member of the firm’s healthcare practice. Dr. Subramony received a Bachelor of Science in Biomedical Engineering and Economics, summa cum laude, from Rensselaer Polytechnic Institute, an MBA from Harvard Business School and a Ph.D. in Biomedical Engineering from Columbia University, where he was an NSF Graduate Research Fellow. He has authored several scientific publications and is a co-inventor on multiple patents. We believe that Dr. Subramony’s expertise and experience investing in the life science industry and his educational background provide him with the qualifications and skills to serve on our Board.

Class II Directors (Terms to Expire at the 2026 Annual Meeting)

Isan Chen, M.D. has served as our Chief Medical Advisor from February 2019 until early 2022 and as a member of our Board since June 2020. Dr. Chen has served as the Chief Executive Officer at MBrace Therapeutics, Inc. since May 2020. Before MBrace Therapeutics, Inc., Dr. Chen served as the Executive Vice President and Chief Medical and Development Officer of Mirati Therapeutics, Inc. from September 2013 until June 2020. Prior to Mirati Therapeutics, Inc., Dr. Chen was previously the Chief Medical Officer of Aragon Pharmaceuticals, Inc., which was acquired by Johnson & Johnson, Inc. in July of 2013. Prior to Aragon, Dr. Chen served as Vice President of Tumor Strategy in the oncology business unit at Pfizer. Before joining Pfizer, Dr. Chen practiced medicine as a staff physician at City of Hope Medical Center and later as an assistant professor at the University of Texas, M.D. Anderson Cancer Center. Dr. Chen is currently a member of the board of directors of Treadwell Therapeutics, Inc. Dr. Chen holds an M.D. from University of São Paulo and completed his fellowship in Hematology and Oncology from the University of California, San Diego. Dr. Chen is board certified in internal medicine, hematology and medical oncology with more than 20 years of experience in oncology and clinical trials from first-in-humans through global registration studies. We believe that Dr. Chen’s expertise and executive experience in the life sciences industry, his experience as a director of biopharmaceutical companies and his educational background provide him with the qualifications and skills to serve on our Board.

Gilla Kaplan, Ph.D. has served as a member of our Board since March 2019. Dr. Kaplan currently serves as Chief Executive Officer and director of Gilrose Therapeutics and as Senior Advisor of Medicine Development for Global Health. Before Gilrose, Dr. Kaplan was Senior Advisor from July 2018 until December 2020 at the Bill and Melinda Gates Medical Research Institute (Gates MRI) and the Director of the Global Health Program, Tuberculosis of the Bill and Melinda Gates Foundation (BMGF) from January 2014 until April 2018. Her work has encompassed developing a deep understanding of the cellular immune response and how to harness it for host adjunctive therapies. Dr. Kaplan spent her career as an academic research scientist leading her laboratory in investigations focusing on human disease, exploring novel experimental medicine approaches that modulate the immune response for disease control. She was a recipient of multiple grants from the NIH-NIAID and other funding organizations for her research. Dr. Kaplan currently serves on the board of directors of Avalo Inc. Dr. Kaplan previously served on the board of directors at Celgene Corporation from 1998 to 2018. Dr. Kaplan received a Bachelor of Science degree from Hebrew University, Jerusalem, Israel and a Master of Science and Ph.D. in Cellular Immunology from University of Tromso, Norway. We believe that Dr. Kaplan’s expertise and experience in the life sciences industry, her experience as a director of biotechnology companies and her educational background provide her with the qualifications and skills to serve on our Board.

Robert More has served as a member of our Board since November 2018 and our Chairman since March 2019. Since November 2016, Mr. More has served as Managing Director of Alta Partners, a venture capital firm. From July 2013 to May 2015, Mr. More served as Senior Advisor for the Bill & Melinda Gates Foundation and led its Global Health Venture Initiative. He served as a General Partner of venture capital firms Frazier Healthcare Ventures and Domain Associates from September 2008 to June 2013 and from June 1996 to July 2008, respectively. Mr. More currently serves on the board of directors of Vir Biotechnology, Inc. He also currently serves on the board of directors of Variant Bio, Inc., a private biotechnology company. Mr. More previously served on the board of directors of the following public companies: Achaogen, Inc., a biopharmaceutical company, Cartiva, Inc., a medical device company acquired by Wright Medical Group N.V., Neothetics Inc., a pharmaceutical company, Sienna Biopharmaceuticals, now Sienna Biopharmaceuticals, Inc., a biotechnology company, Glaukos Corporation, a medical technology company, and IntraLase Corp., a medical device company acquired by Advanced Medical Optics in 2007. He also previously served on the board of directors of the following life sciences companies: ESP Pharma, Inc., Proxima Therapeutics, Inc., eGenesis Bio, Utah Capital Investment Corporation (UCIC), NovaCardia, Inc., Carticept Medical, Inc., Esprit Pharma, Inc. and Oceana Therapeutics, Inc. Mr. More was a founding member of the board of directors of the Kauffman Fellows Program and previously served on the board of directors of One Revolution and The Foundation for Innovative New Diagnostics (FIND). He received his Bachelor of Science Degree in Biology from Middlebury College and an MBA from the Darden School of Business Administration at the University of Virginia. We believe that Mr. More is qualified to serve on our Board due to his experience serving on the board of directors of biotechnology companies, his extensive experience as a director of public companies, and his investment experience in the life sciences industry.

Proposal 2—Ratification of Appointment of Independent Registered Public Accounting Firm

Our Audit Committee has appointed Ernst & Young LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2024. The Board has directed that this appointment be submitted to our stockholders for ratification. Although ratification of our appointment of Ernst & Young LLP is not required, we value the opinions of our stockholders and believe that stockholder ratification of our appointment is a good corporate governance practice.

Ernst & Young LLP also served as our independent registered public accounting firm for the fiscal years ended December 31, 2023, 2022, 2021 and 2020. Neither the accounting firm nor any of its members has any direct or indirect financial interest in or any connection with us in any capacity other than as our auditors, providing audit and non-audit services. A representative of Ernst & Young LLP is expected to attend the Annual Meeting, and to have an opportunity to make a statement and will be available to respond to appropriate questions from stockholders.

In the event that the appointment of Ernst & Young LLP is not ratified by the stockholders, the Audit Committee will consider this fact when it appoints the independent registered public accounting firm for the fiscal year ending December 31, 2024. Even if the appointment of Ernst & Young LLP is ratified, the Audit Committee retains the discretion to appoint a different independent registered public accounting firm at any time if it determines that such a change is in the interest of the Company.

Vote Required

This proposal requires the affirmative vote of the holders of a majority in voting power of the votes cast affirmatively or negatively. Abstentions are not considered to be votes cast and, accordingly, will have no effect on the outcome of the vote on this proposal. Because brokers have discretionary authority to vote on the ratification of the appointment of Ernst & Young LLP, we do not expect any broker non-votes in connection with this proposal.

The Board unanimously recommends a vote FOR the ratification of the appointment of Ernst & Young LLP as our independent registered public accounting firm.

Independent Registered Public Accounting Firm Fees and Other Matters

The following table summarizes the fees of Ernst & Young LLP, our independent registered public accounting firm, billed to us for each of the last two fiscal years for audit services and billed to us in each of the last two fiscal years for other services:

	Fiscal Years Ended December 31,
Fee Category	2023	2022
Audit Fees(1)	$605,821	$512,105
Audit-Related Fees(2)	—	—
Tax Fees	—	—
All Other Fees	—	2,000

Total Fees	$605,821	$514,105

(1)

Audit Fees consist of fees for the audit of our financial statements, the review of the unaudited interim financial statements included in our quarterly reports on Form 10-Q and the issuance of consents and comfort letters in connection with registration statements, including the filing of our registration statements on Form S-3 and Form S-8.

(2)

Audit-Related Fees consist of fees billed for assurance and related services that are reasonably related to the performance of the audit or review of the Company’s financial statements and are not reported under Audit fees.

Audit Committee Pre-Approval of Audit and Non-Audit Services

The Audit Committee has established a policy that all audit and permissible non-audit services provided by our independent registered public accounting firm will be pre-approved by the Audit Committee, and all such services were pre-approved in accordance with this policy during the fiscal year ended December 31, 2023. These services may include audit services, audit-related services, tax services and other services. The Audit Committee considers whether the provision of each non-audit service is compatible with maintaining the independence of our auditors. Pre-approval is detailed as to the particular service or category of services and is generally subject to a specific budget. Our independent registered public accounting firm and management are required to periodically report to the Audit Committee regarding the extent of services provided by the independent registered public accounting firm in accordance with this pre-approval, and the fees for the services performed to date.

Report of the Audit Committee of the Board

The Audit Committee has reviewed the Company’s audited financial statements for the fiscal year ended December 31, 2023 and has discussed these financial statements with management and the Company’s independent registered public accounting firm. The Audit Committee has also received from, and discussed with, the Company’s independent registered public accounting firm various communications that such independent registered public accounting firm is required to provide to the Audit Committee, including the matters required to be discussed by statement on Auditing Standards No. 1301 (Communications with Audit Committees), as adopted by the Public Company Accounting Oversight Board (“PCAOB”). The Audit Committee is not employed by the Company, nor does it provide any expert assurance or professional certification regarding the Company’s financial statements. The Audit Committee relies, without independent verification, on the accuracy and integrity of the information provided, and representations made, by management and the Company’s independent registered public accounting firm.

The Company’s independent registered public accounting firm also provided the Audit Committee with a formal written statement required by PCAOB Rule 3526 (Communications with Audit Committees Concerning Independence) describing all relationships between the independent registered public accounting firm and the Company, including the disclosures required by the applicable requirements of the PCAOB regarding the independent registered public accounting firm’s communications with the Audit Committee concerning independence. In addition, the Audit Committee discussed with the independent registered public accounting firm its independence from Tyra Biosciences, Inc. The Audit Committee also considered whether the independent registered public accounting firm’s provision of certain other non-audit related services to the Company is compatible with maintaining such firm’s independence. Based on the reviews and discussions referred to above, the Audit Committee recommended to the Board that the audited financial statements be included in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2023. The Audit Committee and the Board also have recommended, subject to stockholder approval, the ratification of the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for 2024.

This report of the Audit Committee is not “soliciting material,” shall not be deemed “filed” with the SEC and shall not be incorporated by reference by any general statement incorporating by reference this proxy statement into any filing under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, whether made before or after the date hereof and irrespective of any general incorporation language in any such filing, except to the extent that we specifically incorporate this information by reference, and shall not otherwise be deemed filed under such acts.

The foregoing report has been furnished by the Audit Committee.

Respectfully submitted,

Audit Committee
Rehan Verjee, Chair
Robert More
Melissa McCracken, Ph.D.

Proposal 3—Approval of an Amendment to the Company’s Amended and Restated Certificate of Incorporation to Permit Exculpation of Certain Officers

Our Board is requesting stockholder approval of an amendment to our Amended and Restated Certificate of Incorporation to reflect Delaware law provisions to permit exculpation of certain officers.

General

The State of Delaware, which is our state of incorporation, enacted legislation in August 2022 that enables Delaware companies to limit the liability of certain officers in limited circumstances under Section 102(b)(7) of the Delaware General Corporation Law (“DGCL”). Amended DGCL Section 102(b)(7) only permits exculpation for direct claims brought by stockholders for breach of an officer’s fiduciary duty of care, including class actions, but does not eliminate officers’ monetary liability for breach of fiduciary duty claims brought by the corporation itself or for derivative claims brought by stockholders in the name of the corporation. Furthermore, the limitation on liability does not apply to breaches of the duty of loyalty, acts or omissions not in good faith or that involve intentional misconduct or a knowing violation of law, or any transaction in which the officer derived an improper personal benefit.

Our Board believes it is important to provide protection from certain liabilities and expenses that may discourage prospective or current officers from serving corporations. In the absence of such protection, qualified officers might be deterred from serving as officers due to exposure to personal liability and the risk that substantial expense will be incurred in defending lawsuits, regardless of merit. In particular, our Board took into account the narrow class and type of claims that such officers would be exculpated from liability pursuant to amended DGCL Section 102(b)(7), the limited number of officers that would be impacted, and the benefits our Board believes would accrue to us by providing exculpation in accordance with DGCL Section 102(b)(7), including, without limitation, the ability to attract and retain key officers and the potential to reduce future litigation costs associated with frivolous lawsuits.

Our Board balanced these considerations with our corporate governance guidelines and practices and determined that it is advisable and in the best interests of the Company and our stockholders to adopt amended DGCL Section 102(b)(7) and extend exculpation protection to our officers in addition to our directors. In this proxy statement we refer to this proposed amendment to our Amended and Restated Certificate of Incorporation as the “Officer Exculpation Charter Amendment.” The Officer Exculpation Charter Amendment would add a new Article XI to our Amended and Restated Certificate of Incorporation to read in its entirety as follows:

“ARTICLE XI

OFFICER LIABILITY

No officer of the Corporation shall have any personal liability to the Corporation or its stockholders for monetary damages for any breach of fiduciary duty as an officer, except to the extent such exemption from liability or limitation thereof is not permitted under the DGCL as the same exists or hereafter may be amended. Any amendment, repeal or modification of this Article XI, or the adoption of any provision of the Amended and Restated Certificate inconsistent with this Article XI, shall not adversely affect any right or protection of an officer of the Corporation with respect to any act or omission occurring prior to such amendment, repeal, modification or adoption. If the DGCL is amended after approval by the stockholders of this Article XI to authorize corporate action further eliminating or limiting the personal liability of officers, then the liability of an officer of the Corporation shall be eliminated or limited to the fullest extent permitted by the DGCL as so amended.”

Effect of the Amendment

The proposed Officer Exculpation Charter Amendment would allow for the exculpation of our officers to the fullest extent permitted by the DGCL. As described above, this means that the proposed Officer Exculpation Charter Amendment would allow for the exculpation of covered officers only in connection with direct claims brought by stockholders, including class actions, but would not eliminate officers’ monetary liability for breach of fiduciary duty claims brought by the Company itself or for derivative claims brought by stockholders in the name of the Company. Further, the Officer Exculpation Charter Amendment would not limit the liability of officers for any breach of the duty of loyalty to the Company or its stockholders, any acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of the law, or any transaction from which the officer derived an improper personal benefit.

Rationale for Adoption of Officer Exculpation Charter Amendment

Our Board believes it is appropriate for public companies in states that allow exculpation of officers to have exculpation clauses in their certificates of incorporation. The nature of the role of directors and officers often requires them to make decisions on crucial matters. Frequently, directors and officers must make decisions in response to time-sensitive opportunities and challenges, which can create substantial risk of investigations, claims, actions, suits or proceedings seeking to impose liability on the basis of hindsight, especially in the current litigious environment and regardless of merit. Limiting concern about personal risk would empower both directors and officers to best exercise their business judgment in furtherance of stockholder interests. We expect our peers to adopt exculpation clauses that limit the personal liability of officers in their certificates of incorporation and failing to adopt the proposed Officer Exculpation Charter Amendment could impact our recruitment and retention of exceptional officer candidates that conclude that the potential exposure to liabilities, costs of defense and other risks of proceedings exceeds the benefits of serving as an officer of the company.

For the reasons stated above, our Board determined that the proposed Officer Exculpation Charter Amendment is advisable and in the best interest of the Company and our stockholders and authorized and approved the proposed Officer Exculpation Charter Amendment and directed that it be considered at the Annual Meeting. Our Board believes the proposed Officer Exculpation Charter Amendment would better position the Company to attract top officer candidates and retain our current officers and enable the officers to exercise their business judgment in furtherance of the interests of the stockholders without the potential for distraction posed by the risk of personal liability. Additionally, it would align the protections for our officers with those protections currently afforded to our directors.

The proposed Officer Exculpation Charter Amendment is not being proposed in response to any specific resignation, threat of resignation or refusal to serve by any officer.

If our stockholders approve the Officer Exculpation Charter Amendment, our Board has authorized our officers to file the Officer Exculpation Charter Amendment with the Delaware Secretary of State, which we anticipate doing as soon as practicable following stockholder approval of the Officer Exculpation Charter Amendment at the Annual Meeting, and the Officer Exculpation Charter Amendment would become effective upon acceptance by the Delaware Secretary of State.

If our stockholders do not approve the Officer Exculpation Charter Amendment, our current exculpation provisions relating to directors will remain in place, and the Officer Exculpation Charter Amendment will not be filed with the Delaware Secretary of State. However, even if our stockholders approve the Officer Exculpation Charter Amendment, our Board retains discretion under Delaware law not to implement it.

Vote Required

The affirmative vote of a majority of the outstanding shares of Common Stock entitled to vote at the meeting will be required to approve the Officer Exculpation Charter Amendment to reflect Delaware law provisions to permit exculpation of certain officers of the Company. Abstentions and broker non-votes will have the same effect as a vote against this proposal.

The Board unanimously recommends a vote FOR the approval of an amendment to our Amended and Restated Certificate of Incorporation to reflect Delaware law provisions to permit exculpation of certain officers.

Executive Officers

The following table identifies our executive officers as of April 4, 2024:

Name	Age	Position
Todd Harris, Ph.D.	44	President, Chief Executive Officer and Director
Daniel Bensen	49	Chief Operating Officer
Alan Fuhrman	67	Chief Financial Officer
Hiroomi Tada, M.D., Ph.D.	60	Chief Medical Officer

The following is biographical information for our executive officers other than Dr. Harris, whose biographical information is included under “Continuing Members of the Board of Directors”.

Daniel Bensen has served as our Chief Operating Officer since November 2018 and previously also served as a member of our Board from November 2018 to January 2020. Prior to co-founding Tyra with Dr. Harris, Mr. Bensen served as Head of Immunology and Protein Chemistry at Cidara Therapeutics, Inc. from March 2014 until November 2018. Before Cidara, Mr. Bensen served as Principal Scientist, Protein Chemistry, and Structural Biology at Trius Therapeutics, Inc. from March 2007 until February 2014. Mr. Bensen holds a Bachelor of Arts

Degree in Biology from Point Loma Nazarene University in San Diego, California, and an MBA degree from the University of Southern California, Marshall School of Business.

Alan Fuhrman has served as our Chief Financial Officer from January 2023 until the present. From December 2017 until his retirement in June 2020, Mr. Fuhrman served as Chief Financial Officer of Amplyx Pharmaceuticals, Inc. Prior to Amplyx, Mr. Fuhrman served as Chief Financial Officer of Mirna Therapeutics, Inc. from September 2015 to August 2017. Mr. Fuhrman also served as Chief Financial Officer of Ambit Biosciences Corporation from October 2010 to November 2014. Mr. Fuhrman served as a member of the board of directors of Checkmate Pharmaceuticals, Inc. from June 2019 until May 2022. Mr. Fuhrman also served as interim President and Chief Executive Officer of Checkmate Pharmaceuticals, Inc. from October 2021 through February of 2022. Mr. Fuhrman has been a member of the board of directors and chair of the audit committee of SpringWorks Therapeutics, Inc. since August 2019. Mr. Fuhrman has been a member of the board of directors of Esperion Therapeutics, Inc. since March 2020. Mr. Fuhrman also served as a member of the board of directors and chairman of the audit committee of Loxo Oncology, Inc. from January 2015 to February 2019. Mr. Fuhrman received B.S. degrees in business administration and agricultural economics from Montana State University and practiced as a CPA with Coopers and Lybrand.

Hiroomi Tada, M.D., Ph.D. has served as our Chief Medical Officer since November 2020. Prior to joining Tyra, Dr. Tada served as Chief Medical Officer at Notable Labs, Inc., a personalized precision oncology company from March 2019 until November 2020. Prior to Notable, Dr. Tada served in various roles at Incyte Corp., first as Executive Director of Immuno-Oncology Clinical Development, and later as Vice President of Translational Sciences for Target Therapies. Dr. Tada also served in several oncology clinical development roles at GlaxoSmithKline and AstraZeneca. Dr. Tada holds a Bachelor of Arts degree from Haverford College, a Ph.D. in Biochemistry and Molecular Biology from Thomas Jefferson University and an M.D. from Jefferson Medical College. Dr. Tada completed his fellowship in Surgical Oncology at the University of Texas, MD Anderson Cancer Center, and held faculty appointments as Assistant Professor of Surgery at the University of Massachusetts Medical School and Temple University School of Medicine prior to joining the pharmaceutical industry.

Corporate Governance

General

The Board has adopted Corporate Governance Guidelines, a Code of Business Conduct and Ethics and charters for our Nominating and Corporate Governance Committee, Audit Committee and Compensation Committee to assist the Board in the exercise of its responsibilities and to serve as a framework for the effective governance of the Company. You can access our current committee charters, our Corporate Governance Guidelines and our Code of Business Conduct and Ethics in the “Governance” section of the “For Investors” page of our website located at www.Tyra.bio, or by writing to our Secretary at our offices at 2656 State Street, Carlsbad, California 92008. Please note, however, that the information contained on the website is not incorporated by reference in, or considered part of, this proxy statement.

Director Independence

The Board currently consists of nine members. The Board has determined that all of our directors, other than Dr. Harris, are independent directors in accordance with the listing requirements of the Nasdaq Global Select Market (“Nasdaq”). The Nasdaq independence definition includes a series of objective tests, including that the director is not, and has not been for at least three years, one of our employees and that neither the director nor any of his family members has engaged in various types of business dealings with us. In addition, as required by Nasdaq rules, the Board has made a subjective determination as to each independent director that no relationships exist, which, in the opinion of the Board, would interfere with the exercise of independent judgment in carrying out the responsibilities of a director. In making these determinations, the Board reviewed and discussed information provided by the directors and us with regard to each director’s business and personal activities and relationships as they may relate to us and our management. There are no family relationships among any of our directors or executive officers.

Board Diversity and Director Nomination Process

Our Nominating and Corporate Governance Committee is responsible for reviewing with the Board, on an annual basis, the appropriate characteristics, skills and experience required for the Board as a whole and its individual members. In evaluating the suitability of individual candidates (both new candidates and current members) for election or appointment, the Nominating and Corporate Governance Committee, in recommending candidates for election, and the Board will take into account many factors, including the following:

•	personal and professional integrity, strong ethics and values and the ability to make mature business judgments;

•	experience in corporate management, such as serving as an officer or former officer of a publicly-held company;

•	experience as a board member of another publicly-held company;

•	professional and academic experience relevant to our industry;

•	strong leadership skills;

•	diversity of background and perspective, including, but not limited to, with respect to age, gender, race, place of residence and specialized experience;

•	experience in finance and accounting and/or executive compensation practices; and

•	whether the candidate has the time required for preparation, participation and attendance at Board meetings and committee meetings, if applicable.

Currently, the Board evaluates each individual in the context of the Board as a whole, with the objective of assembling a group that can best maximize the success of the business and represent stockholder interests through the exercise of sound judgment using its diversity of experience in these various areas.

Other than the foregoing, there are no stated minimum criteria for director nominees, although the Nominating and Corporate Governance Committee may also consider such other factors as it may deem to be in the best interests of our company and our stockholders. The Nominating and Corporate Governance Committee does, however, believe it appropriate for at least one member of our Board to meet the criteria for an “audit committee financial expert” as defined by SEC rules, and that a majority of the members of our Board meet the definition of “independent director” under Nasdaq qualification standards. The Nominating and Corporate Governance Committee also believes it is appropriate for our President and Chief Executive Officer to serve as a member of our Board.

The following Board Diversity Matrix presents our Board diversity statistics in accordance with Nasdaq Rule 5606, as self-disclosed by our directors.

Board Diversity Matrix (As of April 4, 2024)
Total Number of Directors	9
	Female	Male	Non-Binary	Did Not Disclose Gender
Part I: Gender Identity
Directors	3	6	0	0
Part II: Demographic Background
Asian	0	3	0	0
White	3	3	0	0

Identification and Evaluation of Nominees for Directors

The Nominating and Corporate Governance Committee identifies nominees for director by first evaluating the current members of our Board willing to continue in service. Current members with qualifications and skills that are consistent with the Nominating and Corporate Governance Committee’s criteria for board of director service and who are willing to continue in service are considered for re-nomination, balancing the value of continuity of service by existing members of our Board with that of obtaining a new perspective or expertise.

If any member of our Board does not wish to continue in service or if our Board decides not to re-nominate a member for re-election or if the Board decides to expand the size of the board, the Nominating and Corporate Governance Committee identifies the desired skills and experience of a new nominee in light of the criteria above. The Nominating and Corporate Governance Committee generally polls our Board and members of management for their recommendations. The Nominating and Corporate Governance Committee may also review the composition and qualification of the boards of directors of our competitors and may seek input from industry experts or analysts. The Nominating and Corporate Governance Committee reviews the qualifications, experience and background of the candidates. Final candidates are interviewed by the members of the Nominating and Corporate Governance Committee and by certain of our other independent directors and executive management. In making its determinations, the Nominating and Corporate Governance Committee evaluates each individual in the context of our Board as a whole, with the objective of assembling a group that can best contribute to the success of our company and represent stockholder interests through the exercise of sound business judgment. After review and deliberation of all feedback and data, the Nominating and Corporate Governance Committee makes its recommendation to our Board.

The Nominating and Corporate Governance Committee evaluates nominees recommended by stockholders in the same manner as it evaluates other nominees. We have not received director candidate recommendations from our stockholders, and we do not have a formal policy regarding consideration of such recommendations. However, any recommendations received from stockholders will be evaluated in the same manner that potential nominees suggested by members of our Board, management or other parties are evaluated.

Under our Bylaws, a stockholder wishing to suggest a candidate for director should write to our Secretary and provide such information about the stockholder and the proposed candidate as is set forth in our Bylaws and as would be required by SEC rules to be included in a proxy statement. In addition, the stockholder must include the consent of the candidate and describe any arrangements or undertakings between the stockholder and the candidate regarding the nomination. In order to give the Nominating and Corporate Governance Committee sufficient time to evaluate a recommended candidate and include the candidate in our proxy statement for the annual meeting, the recommendation should be received by our Corporate Secretary at our principal executive offices in accordance with our procedures detailed in the section below entitled “2025 Stockholder Proposals.”

Communications from Stockholders

The Board will give appropriate attention to written communications that are submitted by stockholders, and will respond if and as appropriate. Our Secretary is primarily responsible for monitoring communications from stockholders and for providing copies or summaries to the directors as he considers appropriate.

Communications are forwarded to all directors if they relate to important substantive matters and include suggestions or comments that our Secretary and Chairman of the Board consider to be important for the directors to know. In general, communications relating to corporate governance and long-term corporate strategy are more likely to be forwarded than communications relating to ordinary business affairs, personal grievances and matters as to which we tend to receive repetitive or duplicative communications. Stockholders who wish to send communications on any topic to the Board should address such communications to the Board in writing: c/o Secretary, Tyra Biosciences, Inc., 2656 State Street, Carlsbad, California 92008.

Director Attendance at Annual Meetings

Although we do not have a formal policy regarding attendance by members of our Board at our Annual Meeting, we encourage all of our directors to attend.

Board Leadership Structure—Separate Chairman

The Board is currently led by its Chairman, Robert More. The Board recognizes that it is important to determine an optimal board leadership structure to ensure the independent oversight of management as we continue to grow. We separate the roles of Chief Executive Officer and Chairman of the Board in recognition of the differences between the two roles. The Chief Executive Officer is responsible for setting the strategic direction for our Company and the day-to-day leadership and performance of our Company, while the Chairman of the Board provides guidance to the Chief Executive Officer and presides over meetings of the full Board. We believe that this separation of responsibilities provides a balanced approach to managing the Board and overseeing our Company.

The Board has concluded that our current leadership structure is appropriate at this time. However, the Board will continue to periodically review our leadership structure and may make such changes in the future as it deems appropriate.

Role of Board in Risk Oversight Process

The Board has responsibility for the oversight of our risk management processes and, either as a whole or through its committees, regularly discusses with management our major risk exposures, their potential impact on our business and the steps we take to manage them. The risk oversight process includes receiving regular reports from Board committees and members of senior management to enable the Board to understand our risk identification, risk management and risk mitigation strategies with respect to areas of potential material risk, including operations, finance, legal, regulatory, strategic and reputational risk.

The Audit Committee reviews information regarding liquidity and operations, and oversees our management of financial risks. Periodically, the Audit Committee reviews our policies with respect to risk assessment, risk management, loss prevention and regulatory compliance. Oversight by the Audit Committee includes direct communication with our external auditors, and discussions with management regarding significant risk exposures and the actions management has taken to limit, monitor or control such exposures. The Compensation Committee is responsible for assessing whether any of our compensation policies or programs has the potential to encourage excessive risk-taking. The Nominating and Corporate Governance Committee manages risks associated with the independence of the Board, corporate disclosure practices, and potential conflicts of interest. While each committee is responsible for evaluating certain risks and overseeing the management of such risks, the entire Board is regularly informed through committee reports about such risks. Matters of significant strategic risk are considered by the Board as a whole.

Board Evaluation

Our Corporate Governance Guidelines require the Nominating and Corporate Governance Committee to oversee a periodic assessment by the Board of the Board’s performance. As provided in our Corporate Governance Guidelines, the Nominating and Corporate Governance Committee is responsible for establishing the evaluation criteria and implementing the process for such evaluation.

Code of Business Conduct and Ethics

We have a written Code of Business Conduct and Ethics that applies to our directors, officers and employees, including our principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. We have posted a current copy of the code in the “Governance” section of the “For Investors” page of our website located at www.Tyra.bio.

In addition, we intend to post on our website all disclosures that are required by law or the listing standards of Nasdaq concerning any amendments to, or waivers from, any provision of the code.

Prohibition Against Pledging and Hedging

We maintain an insider trading compliance policy that prohibits our officers, directors and employees pledging our stock as collateral to secure loans and from engaging in hedging transactions, including prepaid variable forward contract, equity swaps, collars and exchange funds. It further prohibits margin purchases of our stock or placing our stock in a margin account, short sales of our stock, and any transactions in puts, calls or other derivative securities involving our stock.

Attendance by Members of the Board at Meetings

There were seven (7) meetings of the Board during the fiscal year ended December 31, 2023. During the fiscal year ended December 31, 2023, each director attended at least 75% of the aggregate of all meetings of the Board, and each director attended as least 75% of meetings of the committees on which such director served during the period in which he or she served as a director.

Committees of the Board

The Board has established four standing committees—Audit, Compensation, Nominating and Corporate Governance and Science and Technology—each of which operates under a charter that has been approved by the Board. The current members of each of the Board committees and committee Chairs are set forth in the following chart.

Name of Director	Audit		Compensation	Nominating and Corporate Governance	Science and Technology
Robert More	X			C
Isan Chen, M.D.			X
Gilla Kaplan, Ph.D.				X	X
Nina Kjellson			C
Melissa McCracken, Ph.D.	X				X
Siddarth Subramony, Ph.D.			X
Jake Simson, Ph.D.				X	C
Rehan Verjee	C	†

C	Committee Chairperson
†	Financial Expert

Audit Committee

The Audit Committee’s main function is to oversee our accounting and financial reporting processes and the audits of our financial statements. This committee’s responsibilities include, among other things:

•	appointing our independent registered public accounting firm;

•	evaluating the qualifications, independence and performance of our independent registered public accounting firm;

•	approving the audit and non-audit services to be performed by our independent registered public accounting firm;

•	reviewing the design, implementation, adequacy and effectiveness of our internal accounting controls and our critical accounting policies;

•	discussing with management and the independent registered public accounting firm the results of our annual audit and the review of our quarterly unaudited financial statements;

•	reviewing, overseeing and monitoring the integrity of our financial statements and our compliance with legal and regulatory requirements as they relate to financial statements or accounting matters;

•	reviewing on a periodic basis, or as appropriate, any investment policy and recommending to the Board any changes to such investment policy;

•	reviewing with management and our auditors any earnings announcements and other public announcements regarding our results of operations;

•	preparing the report that the SEC requires in our annual proxy statement;

•	discussing the Company’s policies with respect to risk assessment and risk management, including with respect to cybersecurity;

•	reviewing and approving any related party transactions and reviewing and monitoring compliance with our code of conduct and ethics; and

•	reviewing and evaluating, at least annually, the performance of the Audit Committee and its members including compliance of the Audit Committee with its charter.

The members of our Audit Committee are Mr. Verjee, Mr. More and Dr. McCracken. Mr. Verjee serves as the Chairperson of the Audit Committee. All members of our Audit Committee meet the requirements for financial literacy under the applicable rules and regulations of the SEC and Nasdaq. The Board has determined that Mr. Verjee is an “audit committee financial expert” as defined by applicable SEC rules and has the requisite financial sophistication as defined under the applicable Nasdaq rules and regulations. The Board has determined each of Mr. Verjee, Mr. More and Dr. McCracken are independent under the applicable rules of the SEC and Nasdaq. All members of our Audit Committee are independent under Nasdaq rules and Rule 10A-3 of the Securities Exchange Act of 1934 (the “Exchange Act”). The Audit Committee operates under a written charter that satisfies the applicable standards of the SEC and Nasdaq, which the Audit Committee will evaluate and review at least annually. The Audit Committee met four (4) times during 2023. Both our external auditor and internal financial personnel meet privately with the Audit Committee and have unrestricted access to this committee.

Compensation Committee

Our Compensation Committee reviews, approves and recommends to the Board policies relating to compensation and benefits of our officers, employees and directors. The Compensation Committee approves corporate goals and objectives relevant to the compensation of our chief executive officer and other executive officers, evaluates the performance of these officers in light of those goals and objectives and approves the compensation of these officers based on such evaluations. The Compensation Committee also reviews and approves or makes recommendations to the Board regarding the issuance of stock options and other awards under our equity plan. In addition, the Compensation Committee periodically reviews and recommends to the Board compensation for service on the Board and any committees of the Board. The Compensation Committee may delegate its authority under its charter to one or more subcommittees as it deems appropriate from time to time as further described in its charter. The Compensation Committee will review and evaluate, at least annually, its charter, as well as review and evaluate, at least annually, the performance of the Compensation Committee and its members, including compliance by the Compensation Committee with its charter.

The Compensation Committee has retained Aon Rewards Solutions (“Aon”), as its independent compensation consultant to advise the Compensation Committee on matters pertaining to director and executive compensation, including advising as to market levels and practices, plan design and implementation, comparable company data, consulting best practices and governance principles, as well as on matters related to employee equity compensation.

Aon does not provide any other services to the Company. The Compensation Committee has determined, and Aon has affirmed, that Aon’s work does not present any conflicts of interest and that Aon is independent. In reaching these conclusions, the Compensation Committee considered the factors set forth in Exchange Act Rule 10C-1 and Nasdaq listing standards.

The members of our Compensation Committee are Ms. Kjellson, Dr. Chen and Dr. Subramony. Ms. Kjellson serves as the Chairperson of the committee. Our Board has determined that each member of this committee is independent under the applicable rules and regulations of Nasdaq and is a “non-employee director” as defined in Rule 16b-3 promulgated under the Exchange Act. The Compensation Committee met four (4) times during 2023.

Compensation Committee Interlocks and Insider Participation.

None of the members of our Compensation Committee is currently, or has at any time been, one of our officers or employees. None of our executive officers currently serves, or has served during the past fiscal year, as a member of the board of directors or compensation committee (or other board committee performing equivalent functions or, in the absence of any such committee, the entire board of directors) of any entity that has one or more executive officers serving as a member of our Board or Compensation Committee.

Nominating and Corporate Governance Committee

The Nominating and Corporate Governance Committee is responsible for assisting the Board in discharging the Board’s responsibilities regarding the identification of qualified candidates to become Board members, the selection of nominees for election as directors at our annual meetings of stockholders (or special meetings of stockholders at which directors are to be elected), and the selection of candidates to fill any vacancies on the Board and any committees thereof. In addition, the Nominating and Corporate Governance Committee is responsible for overseeing our corporate governance policies, reporting and making recommendations to the Board concerning governance matters, oversight of the evaluation of the Board and reviewing and assisting the Board with oversight of matters relating to environmental, social and governance matters affecting the Company. The members of our Nominating and Corporate Governance Committee are Mr. More, Dr. Kaplan and Dr. Simson. Mr. More serves as the Chairperson of the committee. The Board has determined that each member of this committee is independent under the applicable rules and regulations of Nasdaq relating to Nominating and Corporate Governance Committee independence. The Nominating and Corporate Governance Committee operates under a written charter, which the Nominating and Corporate Governance Committee will review and evaluate at least annually. The Nominating and Corporate Governance Committee met three (3) times during 2023.

Science and Technology Committee

The Science and Technology Committee assists the Board’s oversight of the strategic direction of the Company’s research and development activities. This committee’s responsibilities include, among other things:

•	reviewing, evaluating and advising the Board on the overall strategy, direction and effectiveness of the Company’s research and development programs and related investments;

•	providing feedback and analysis to Company management and personnel regarding, and assisting the Board regarding its oversight of, pre-clinical and clinical decision-making;

•

evaluating and advising the Board and management on the soundness, competitiveness and risks associated with products, programs and technologies in which the Company is, or is considering, investing its efforts; and

•	reviewing and advising the Board on the Company’s current and potential internal and external programs and investments in science and technology.

The members of our Science and Technology Committee are Dr. Simson, Dr. Kaplan and Dr. McCracken. Dr. Simson serves as the Chairperson of the committee. The Science and Technology Committee operates under a written charter, which the Science and Technology Committee will review and evaluate periodically. The Science and Technology Committee met two (2) times during 2023.

Executive and Director Compensation

Overview

Our named executive officers for 2023, which consist of each person who served as our principal executive officer during 2023 and our next two most highly compensated executive officers who were serving as executive officers at the end of 2023, were:

•	Todd Harris, Ph.D., Chief Executive Officer;

•	Alan Fuhrman, Chief Financial Officer; and

•	Hiroomi Tada, M.D., Ph.D., Chief Medical Officer.

The following table sets forth information concerning the compensation of our named executive officers for the years ended December 31, 2022 and 2023.

2023 Summary Compensation Table

Name and Principal Position	Year	Salary ($)	Option Awards ($)(1)	Non-Equity Incentive Plan Compensation ($)(2)	All Other Compensation ($)(3)	Total
Todd Harris, Ph.D.	2023	608,400	3,560,469	456,300	950	4,626,119
Chief Executive Officer	2022	580,625	1,384,209	321,750	950	2,287,534
Alan Fuhrman	2023	457,600	2,767,712	274,560	30,933	3,530,805
Chief Financial Officer
Hiroomi Tada, M.D., Ph.D.	2023	509,600	1,596,107	305,760	950	2,412,417
Chief Medical Officer	2022	486,250	563,937	215,600	950	1,266,737

(1)

The amounts reported in the “Option Awards” column represent the aggregate grant date fair value of the stock options awarded to our named executive officers during the applicable fiscal year, calculated in accordance with Financial Accounting Standards Board (“FASB”), Accounting Standards Codification (“ASC”) Topic 718. Such grant date fair values do not take into account any estimated forfeitures. The assumptions used in calculating the grant date fair value of the awards reported in this column are set forth in Note 7 to our financial statements in our Annual Report on Form 10-K for the fiscal year ended December 31, 2023, filed with the SEC on March 19, 2024. The amounts reported in this column reflect the accounting cost for the awards and do not reflect the actual economic value that will be realized by our named executive officers upon the exercise of the stock options or the sale of the Common Stock underlying such awards. See “—Narrative to Summary Compensation Table—Equity-Based Incentive Awards.”

(2)	The amounts disclosed represent performance bonuses earned in the applicable year.
(3)

For 2022 and 2023, includes a $75 monthly telephone allowance for each named executive officer and life insurance premiums paid by our company for the benefit of each named executive officer for the applicable fiscal year. Additionally, for Mr. Fuhrman, includes a $5,000 monthly housing allowance paid through the six-month anniversary of his start date to assist with the cost of temporary housing in connection with his relocation to the San Diego metropolitan area.

Narrative to Summary Compensation Table

Annual Base Salary

The compensation of our named executive officers is generally determined and approved by the Compensation Committee of our Board. The base salary payable to each NEO is intended to provide a fixed component of compensation reflecting the executive’s skill set, experience, role, and responsibilities. Base salaries for our NEOs have generally been set at levels deemed necessary to attract and retain individuals with superior talent.

In February 2023, the Compensation Committee approved increases to each of Dr. Harris, Mr. Fuhrman, and Dr. Tada’s base salary rate for 2023, as shown in the table below, with increases retroactive to January 1, 2023.

Named Executive Officer	2022 Base Salary Rate		2023 Base Salary Rate	Percentage Increase
Dr. Harris	$585,000		$608,400	4.0%
Mr. Fuhrman	$440,000	*	$457,600	4.0%
Dr. Tada	$490,000		$509,600	4.0%

*	Mr. Fuhrman was appointed Chief Financial Officer effective January 1, 2023 at the 2022 base salary rate.

We expect that base salaries for our NEOs will be reviewed periodically by our Compensation Committee, with adjustments expected to be made generally in accordance with the considerations described above and to maintain base salaries at competitive levels.

Performance Bonus Opportunity

In addition to base salaries, in 2023, our named executive officers were eligible to receive annual performance-based cash bonuses, which were designed to provide appropriate incentives to our executives to achieve defined annual corporate goals and to reward our executives for individual achievement towards these goals.

On February 27, 2023, the Compensation Committee adopted an annual incentive plan (the “Bonus Plan”) under which our employees, including the NEOs, are eligible to receive annual cash bonus payments. The Bonus Plan provides for annual cash bonus opportunities and payouts based on the achievement of specific, pre-established corporate performance objectives and, for certain participants, may be based in part on individual performance. The Compensation Committee will establish the corporate performance objectives each year. An employee’s maximum bonus under the Plan may not exceed 150% of his or her target bonus, unless otherwise determined by the Compensation Committee (or our Chief Executive Officer, for non-executive employees). An employee’s target bonus and the weightings between corporate and individual achievement (if any) will be determined by the Compensation Committee (or our Chief Executive Officer, for non-executive employees) for each year during the term of the Bonus Plan. At the end of the year, our Compensation Committee will review our performance against each corporate goal and determined the extent to which we achieved each of our corporate goals.

For 2023, Dr. Harris’s target bonus was 50% of his then-current base salary, and for each of our other named executive officers, was 40% of their then-current base salary. The corporate goals the Compensation Committee established for 2023 related to clinical milestones and operational development. In February 2024, our Compensation Committee determined that the 2023 goals were achieved at 150% and awarded cash bonuses to each of Dr. Harris, Mr. Fuhrman, and Dr. Tada based on this assessment in the amount of $456,300, $274,560 and $305,760, respectively.

Equity-Based Incentive Awards

Our equity-based incentive awards are designed to align our interests and those of our stockholders with those of our employees, including our executive officers. The Board or an authorized committee thereof is responsible for approving equity grants.

We grant equity awards under the terms of our 2021 Incentive Award Plan (the “2021 Plan”).

In January 2023, our Compensation Committee granted an option to Mr. Fuhrman to purchase 328,000 shares of our Common Stock pursuant to the 2021 Plan in connection with his commencement of employment with us. The option vests over a period of four years, with 25% of the shares underlying the option vesting on January 1, 2024, and the remaining shares vesting in equal monthly installments thereafter. Additionally, the Compensation Committee also granted Mr. Fuhrman an option to purchase 32,800 shares of our Common Stock pursuant to the 2021 Plan. The option vests over a period of four years, with 25% of the shares underlying the option vesting on January 1, 2024, and the remaining shares vesting in equal monthly installments thereafter; provided, however, that no shares subject to the option were eligible to vest unless (i) Mr. Fuhrman prepared a 3-5 year financial plan for the Company acceptable to the Board or the Audit Committee of the Board on or prior to June 30, 2023, and (ii) the Company complied with its reporting requirements under the Exchange Act during the 12 months following his start date. These conditions to vesting were deemed satisfied during the required time periods. The options are also subject to potential acceleration of vesting in connection with a qualifying termination of employment or a change in control, as described below under the subsection titled “Employment Arrangements with our Named Executive Officers.”

In May 2023, our Compensation Committee granted performance stock option awards under our 2021 Plan to certain members of our chemistry and manufacturing control (CMC) and clinical teams, including Dr. Tada. Dr. Tada was granted an option to purchase 35,000 shares (the “Tada Performance Award”), which were subject to performance-based vesting conditions related to regulatory activities and clinical development with respect to the Company’s achondroplasia program. At the end of 2023, 50% of such performance option had been earned and the remaining 50% of the option was forfeited.

In addition, in July 2023, our Compensation Committee granted annual options under our 2021 Plan to purchase 330,000 shares, 62,685 shares, and 115,000 shares to Dr. Harris, Mr. Fuhrman, and Dr. Tada, respectively. For Drs. Harris and Tada, the options vest in substantially equal monthly installments over a period of four years following the grant date, subject to the named executive officer’s continuous service with us as of each such vesting date. For Mr. Fuhrman, the options vest over a period of four years, with 25% of the shares subject to the option vesting on the first anniversary of the grant date, and the remaining shares vesting in equal monthly installments thereafter. Also, for Mr. Fuhrman, the number of annual options was calculated based on his partial year of service in 2023 at the time of grant. All options are also subject to potential acceleration of vesting in connection with a qualifying termination of employment or a change in control, as described below under the subsection titled “Employment Arrangements with our Named Executive Officers.”

Outstanding Equity Awards at 2023 Fiscal Year-End

The following table presents information regarding the outstanding stock options held by each of our named executive officers as of December 31, 2023.

Name	Grant Date		Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable	Option Exercise Price ($)	Option Expiration Date
Todd Harris, Ph.D.	3/10/2021	(1)	365,284	189,755	2.25	3/9/2031
	11/2/2021	(1)	111,998	103,040	24.15	11/1/2031
	11/2/2021	(2)	25,884	—	24.15	11/1/2031
	9/6/2022	(1)	84,375	185,625	7.14	9/5/2032
	7/28/2023	(1)	34,375	295,625	14.35	7/27/2033

Alan Fuhrman	1/1/2023	(3)	—	328,000	7.60	12/31/2032
	1/1/2023	(3)	—	32,800	7.60	12/31/2032
	7/28/2023	(3)	—	62,685	14.35	7/27/2033

Hiroomi Tada, M.D., Ph.D.	11/11/2020		126,246	—	0.61	11/11/2030
	3/10/2021	(1)	92,769	42,168	2.25	3/9/2031
	11/2/2021	(1)	43,555	40,071	24.15	11/1/2031
	11/2/2021	(2)	7,964	—	24.15	11/1/2031
	9/6/2022	(1)	34,375	75,625	7.14	9/5/2032
	5/1/2023	(2)	17,500	—	14.18	4/30/2033
	7/28/2023	(1)	11,979	103,021	14.35	7/27/2033

(1)

The options vest in substantially equal monthly installments over a period of four years from the applicable vesting commencement date, subject to continued service through each vesting date. The vesting commencement date for the options granted on March 10, 2021 is March 5, 2021. The vesting commencement date for the other options is the grant date. The options may be subject to accelerated vesting in certain circumstances as described below under the subsection titled “Employment Arrangements with our Named Executive Officers.”

(2)

The options granted on November 2, 2021 vested and became exercisable upon the filing of an Investigational New Drug Application for TYRA-300 with the Food and Drug Administration on June 24, 2022. The options granted on May 1, 2023 represent the vested and exercisable portion of performance-based stock options granted to Dr. Tada in May 2023. For a description of vesting terms of this option award granted to Dr. Tada, see “—Equity-Based Incentive Awards” above.

(3)

The options vest over a period of four years, with 25% of the shares vesting on the one-year anniversary of the grant date, and the remaining shares underlying the options vesting in equal monthly installments thereafter, subject to Mr. Fuhrman’s continued service. The 32,800-option granted to Mr. Fuhrman on January 1, 2023 was also subject to performance vesting conditions requiring Mr. Fuhrman to prepare a 3-5 year financial plan for the Company acceptable to the Board (or the Audit Committee of the Board) on or prior to June 30, 2023, and requiring the Company’s continued compliance with its reporting requirements under the Securities Exchange Act for 12 months. These conditions were deemed satisfied during the required time periods. All options may be subject to accelerated vesting in certain circumstances as described below under the subsection titled “Employment Arrangements with our Named Executive Officers.”

Employment Arrangements with our Named Executive Officers

Dr. Harris. We have entered into an employment agreement with Dr. Harris which governs the terms of his employment with us.

Dr. Harris’ employment agreement provides for the following benefits in connection with a change in control (as such term is defined below). In the event of a change in control, the vesting of Dr. Harris’ then outstanding unvested equity awards will accelerate as of immediately prior to such change in control with respect to 50% of the unvested shares of our Common Stock underlying these equity awards. The remaining 50% of the unvested shares of Common Stock underlying these equity awards will continue to vest at the same rate as immediately prior to the change in control, subject to Dr. Harris’ continued employment with us or our successor through the applicable vesting date. Any portion of Dr. Harris’ outstanding equity awards that remains unvested as of the first anniversary of the change in control will vest in full, subject to Dr. Harris’ continued employment with us or our successor through such first anniversary.

Regardless of the manner in which Dr. Harris’ employment terminates, he is entitled to receive amounts previously earned during his employment, including unpaid salary, reimbursement of expenses owed, and cash out of accrued but unused paid time-off, subject to his compliance with post-termination obligations. In addition, Dr. Harris is entitled to certain severance benefits under his employment agreement, subject to his execution of a release of claims and compliance with post-termination obligations.

Dr. Harris’ employment agreement provides for severance benefits for certain terminations that arise during and outside a change in control period. Upon a termination without cause, due to death, due to disability, or resignation for good reason outside of a change in control period (as such terms are defined below), Dr. Harris is entitled to (i) a cash lump sum payment equal to 12 months of Dr. Harris’ current annual base salary plus Dr. Harris’ then target annual bonus, pro-rated based on the total number of days elapsed in the calendar year as of Dr. Harris’ date of termination, (ii) accelerated vesting of 50% of Dr. Harris’ unvested equity awards as of his date of termination, and (iii) payment or reimbursement of the COBRA premiums for Dr. Harris and his eligible dependents, or if COBRA is not available under our group health plan, the cash amount necessary to maintain his health coverage at the same coverage levels in effect as of the date of his termination, until the earliest of (a) 12 months or (b) the date Dr. Harris becomes eligible for comparable health insurance coverage under a subsequent employer’s group health plan.

Upon a termination without cause, due to death, due to disability, or resignation for good reason within 3 months prior to or 18 months after a change in control (such period, the change in control period), Dr. Harris is entitled to (i) a cash lump sum payment equal to 18 months of Dr. Harris’ current annual base salary plus 150% of Dr. Harris’ then target annual bonus, (ii) accelerated vesting of 100% of Dr. Harris’ unvested equity awards as of his date of termination, and (iii) payment or reimbursement of the COBRA premiums for Dr. Harris and his eligible dependents, or if coverage under COBRA is not available under our group health plan, the cash amount necessary to maintain his health coverage at the same coverage levels in effect as of the date of his termination, until the earliest of (a) 18 months from Dr. Harris’ date of termination, or (b) the date Dr. Harris becomes eligible for comparable health insurance coverage under a subsequent employer’s group health plan.

For purposes of Dr. Harris’ employment agreement:

•

“cause” means (i) any material failure on the part of Dr. Harris (other than by reason of disability) to faithfully and professionally carry out his duties; (ii) Dr. Harris’ dishonesty or other misconduct, if such dishonesty or other misconduct is intended to or likely to materially injure the business or reputation of us; (iii) Dr. Harris’ conviction or no contest plea to any misdemeanor involving dishonesty, theft, fraud or moral turpitude, or any felony; (iv) Dr. Harris’ insobriety or illegal use of drugs, chemicals or controlled substances either (A) in the course of performing his duties and responsibilities or (B) otherwise materially affecting the ability of Dr. Harris to perform these duties and responsibilities; (v) Dr. Harris’ material breach of any written agreement with us or any of our affiliates or his material violation of our “code of conduct” or any other material written policy of our company; or (vi) any wanton or willful dereliction of duties by Dr. Harris.

•	“change in control” will have the meaning given to such term in the 2021 Plan.

•	“disability” means permanent and total disability within the meaning of Section 22(e) of the Internal Revenue Code.

•

“good reason” means (i) the material reduction of his annual base salary (other than as part of a reduction in the base salaries of all or substantially all our other similarly situated employees that is in the same proportion as the reduction in his annual base salary); (ii) a material reduction of Dr. Harris’ duties and responsibilities; (iii) our material breach of the employment agreement (other than a reduction of Dr. Harris’ annual base salary as part of a reduction in the base salaries of all or substantially all other similarly situated employees of our company that is in the same proportion as the reduction in his annual base salary); or (iv) the permanent, non-voluntary relocation of Dr. Harris’ principal place of employment that increases his one-way commute by more than 35 miles, provided, that, in each case, Dr. Harris will not be deemed to have good reason unless (A) Dr. Harris first provides the Board with written notice of the condition giving rise to good reason within 30 days of its initial occurrence, (B) we or the successor company fails to cure such condition within 10 days after receiving such written notice, and (C) Dr. Harris’ resignation based on such good reason is effective within 30 days after expiration of our 10 day cure period.

Dr. Tada and Mr. Fuhrman. We have entered into employment agreements with each of Dr. Tada and Mr. Fuhrman, which govern the terms of each of their employment with us (the “Other NEO Agreements”).

The Other NEO Agreements provide for the following benefits in connection with a change in control. In the event of a change in control, the vesting of each of the executive’s then outstanding unvested equity awards will accelerate as of immediately prior to such change in control with respect to 50% of the unvested shares of our Common Stock underlying these equity awards. The remaining 50% of the unvested shares of Common Stock underlying these equity awards will continue to vest at the same rate as immediately prior to the change in control, subject to each executive’s continued employment with us or our successor through the applicable vesting date. Any portion of each executive’s outstanding equity awards that remains unvested as of the first anniversary of the change in control will vest in full, subject to each executive’s continued employment with us or our successor through such first anniversary.

Regardless of the manner in which each executive’s employment terminates, he is entitled to receive amounts previously earned during his employment, including unpaid salary, reimbursement of expenses owed, and cash out of accrued but unused paid time-off, subject to compliance with the post-termination obligations. In addition, each executive is entitled to certain severance benefits under his employment agreement, subject to his execution of a release of claims and compliance with post-termination obligations.

The Other NEO Agreements provide for severance benefits for certain terminations that arise during and outside a change in control period. Upon a termination without cause, due to death, due to disability, or resignation for good reason outside of a change in control period (as such terms are defined below), each executive is entitled to (i) a cash lump sum payment equal to 12 months of the executive’s current annual base salary plus the executive’s then target annual bonus, pro-rated based on the total number of days elapsed in the calendar year as of the executive’s date of termination, (ii) accelerated vesting of 50% of the executive’s unvested equity awards as of his date of termination, and (iii) payment or reimbursement of the COBRA premiums for the executive and his eligible dependents, or if coverage under COBRA is not available under our group health plan, the cash amount necessary to maintain his health coverage at the same coverage levels in effect as of the date of his termination, until the earliest of (a) 12 months from the executive’s date of termination, or (b) the date the executive becomes eligible for comparable health insurance coverage under a subsequent employer’s group health plan.

Under the Other NEO Agreements, upon a termination without cause, due to death, due to disability, or resignation for good reason within 3 months prior to or 18 months after a change in control (such period, the change in control period), the executive is entitled to (i) a cash lump sum payment equal to 18 months of the executive’s current annual base salary plus the executive’s then target annual bonus (ii) accelerated vesting of

100% of the executive’s unvested equity awards as of his date of termination, and (iii) payment or reimbursement of the COBRA premiums for the executive and his eligible dependents, or if coverage under COBRA is not available under our group health plan, the cash amount necessary to maintain his health coverage at the same coverage levels in effect as of the date of his termination, until the earliest of (a) 12 months from the executive’s date of termination, or (b) the date the executive becomes eligible for comparable health insurance coverage under a subsequent employer’s group health plan.

For purposes of the Other NEO Agreements, “cause,” “change in control,” “change in control period,” “disability” and “good reason” have the same meaning as given to the terms in Dr. Harris’ employment agreement, as described above.

Each named executive officers’ employment agreement contains a one-year post-termination non-solicitation covenant.

Other Elements of Compensation

Health and Welfare and Retirement Benefits; Perquisites

All of our current named executive officers are eligible to participate in our employee benefit plans, including our medical, dental, vision, disability and life insurance plans, in each case on the same basis as all of our other employees. Other than the telephone and housing allowances described in the footnotes to the 2023 Summary Compensation Table, we generally do not provide perquisites or personal benefits to our named executive officers, except in limited circumstances.

401(k) Plan

Our named executive officers are eligible to participate in a defined contribution retirement plan that provides eligible employees with an opportunity to save for retirement on a tax advantaged basis. Eligible employees may defer eligible compensation on a pre-tax or after-tax (Roth) basis, up to the statutorily prescribed annual limits on contributions under the Code. Contributions are allocated to each participant’s individual account and are then invested in selected investment alternatives according to the participants’ directions. The 401(k) plan is intended to be qualified under Section 401(a) of the Code with the 401(k) plan’s related trust intended to be tax exempt under Section 501(a) of the Code. As a tax-qualified retirement plan, contributions to the 401(k) plan (except for Roth contributions) and earnings on those contributions are not taxable to the employees until distributed from the 401(k) plan. Our Board may elect to adopt qualified or nonqualified benefit plans in the future, if it determines that doing so is in our best interests.

Nonqualified Deferred Compensation

We do not maintain nonqualified defined contribution plans or other nonqualified deferred compensation plans. Our Board may elect to provide our officers and other employees with non-qualified defined contribution or other nonqualified deferred compensation benefits in the future if it determines that doing so is in our best interests.

Non-Employee Director Compensation

Our Board and our stockholders have adopted a non-employee director compensation policy, as amended from time to time by our Board, which provides for annual retainer fees and/or long-term equity awards for our non-employee directors. Each non-employee director receives an annual retainer of $35,000. The chair of our Board receives an additional annual retainer of $30,000. Non-employee directors serving as the chairs of the Audit, Compensation, Nominating and Corporate Governance, and Science and Technology Committees receive additional annual retainers of $15,000, $10,000, $8,000, and $10,000, respectively. The non-employee directors serving as members of the Audit, Compensation, Nominating and Corporate Governance, and Science and

Technology Committees receive additional annual retainers of $7,500, $5,000, $4,000, and $5,000, respectively. The non-employee directors also receive initial grants of options to purchase 29,000 shares of our Common Stock, vesting over three years, upon election to the Board, and thereafter annual grants of options to purchase 14,500 shares of our Common Stock, vesting in substantially equal monthly installments over the 12 months following the date of grant (or, in the event the next annual meeting of our stockholders occurs prior to the first anniversary of the date of grant, any remaining unvested portion of the annual award will vest on the date of such annual meeting of our stockholders). Awards to our non-employee directors also vest in the event of a change in control.

Compensation under our non-employee director compensation policy is subject to the annual limits on non-employee director compensation set forth in the 2021 Plan. Our Board or its authorized committee may modify the non-employee director compensation program from time to time in the exercise of its business judgment, taking into account such factors, circumstances and considerations as it shall deem relevant from time to time, subject to the annual limit on non-employee director compensation set forth in the 2021 Plan (which limits will not apply to any non-employee director that serves in any additional capacity with the company for which he or she receives compensation or any compensation paid to any non-employee director prior to the calendar year following the calendar year in which our initial public offering occurred). As provided in the 2021 Plan, our Board or its authorized committee may make exceptions to this limit for individual non-employee directors in extraordinary circumstances, as the Board or its authorized committee may determine in its discretion, provided that the non-employee director receiving such additional compensation may not participate in the decision to award such compensation or in other compensation decisions involving non-employee directors.

The table below shows cash, equity or other compensation paid to our non-employee directors in the year ended December 31, 2023.

Name	Fees Earned or Paid in Cash ($)	Stock Awards ($)	Option Awards ($) (1)	All Other Compensation ($)	Total ($)
Isan Chen, M.D.	40,000	—	151,045	—	191,045
Gilla Kaplan, Ph.D.	44,000	—	151,045	—	195,045
Nina Kjellson	45,000	—	151,045	—	196,045
Melissa McCracken, Ph.D. (2)	—	—	—	—	—
Robert More	80,500	—	151,045	—	231,545
Jake Simson, Ph.D.	49,000	—	151,045	—	200,045
Siddarth Subramony, Ph.D.	40,000	—	151,045	—	191,045
Rehan Verjee	50,000	—	151,045	—	201,045

(1)

The amounts reported represent the aggregate grant date fair value of the stock options awarded to the non-employee director during fiscal year 2023, calculated in accordance with FASB ASC Topic 718. Such grant date fair value does not take into account any estimated forfeitures. The assumptions used in calculating the grant date fair value of the awards reported in this column are set forth in Note 7 to our financial statements included in our Annual Report on Form 10-K for the year ended December 31, 2023 filed with the SEC on March 19, 2024. The amounts reported in this column reflect the accounting cost for the stock options and do not reflect the actual economic value that will be realized upon the vesting of the stock options, the exercise of the stock options or the sale of the Common Stock underlying such awards.

(2)	Dr. McCracken has waived her right to receive compensation under our non-employee director compensation policy.

The table below shows the aggregate numbers of option awards (exercisable and unexercisable) and unvested stock awards held as of December 31, 2023 by each non-employee director who was serving as of December 31, 2023.

Name	Options Outstanding at Fiscal Year End	Unvested Restricted Shares Outstanding at Fiscal Year End
Isan Chen, M.D.	96,467	1,279
Gilla Kaplan, Ph.D.	157,859	—
Nina Kjellson	29,000	—
Melissa McCracken, Ph.D.	—	—
Robert More	29,000	—
Jake Simson, Ph.D.	29,000	—
Siddarth Subramony, Ph.D.	29,000	—
Rehan Verjee	96,467	—

Equity Compensation Plan Information

The following table provides information on our equity compensation plans as of December 31, 2023. As of December 31, 2023, we had three equity compensation plans, consisting of the 2021 Plan, the Tyra Biosciences, Inc. 2020 Equity Incentive Plan (the “2020 Plan”) and the Tyra Biosciences, Inc. 2021 Employee Stock Purchase Plan (the “2021 ESPP”), in place under which shares of our Common Stock were authorized for issuance detailed as follows:

Plan Category	Number of securities to be issued upon the exercise of outstanding options, warrants and rights		Weighted- average exercise price of outstanding options, warrants and rights		Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column(a))
	(a)		(b)		(c)
Equity compensation plans approved by security holders	8,276,442	(1)	$10.07	(2)	4,806,712	(3)
Equity compensation plans not approved by security holders	—		—		—

Total	8,276,442		$10.07		4,806,712

(1)

Includes 6,216,749 shares of Common Stock that were subject to outstanding option awards as of December 31, 2023 under the 2021 Plan and 2,059,693 shares of Common Stock that were subject to outstanding option awards as of December 31, 2023 under the 2020 Plan.

(2)	Represents the weighted-average exercise price of outstanding options.
(3)

Includes 3,677,313 shares of Common Stock available for issuance under the 2021 Plan and 1,129,399 shares of Common Stock available for issuance under the 2021 ESPP (all of which were eligible for purchase pursuant to the offering period in effect on December 31, 2023). This amount does not include any additional shares that may become available for future issuance under the 2021 Plan pursuant to the automatic increase to the share reserve on January 1 of each of our calendar years beginning 2024 and continuing through 2031 by the number of shares equal to the lesser of (i) 5% of the total outstanding shares of our Common Stock as of the immediately preceding December 31 and (ii) such smaller number of shares as is determined by our Board. Additionally, this amount does not include any additional shares that may become available for future issuance under the 2021 ESPP pursuant to the automatic increase to the share reserve on January 1 of each of our calendar years beginning 2024 and continuing through 2031 by the number of shares equal to the lesser of (i) 1% of the total outstanding shares of our Common Stock as of the immediately preceding December 31 and (ii) such smaller number of shares as determined by our Board.

Security Ownership of Certain Beneficial Owners and Management

The following table and accompanying footnotes set forth certain information with respect to the beneficial ownership of our Common Stock at March 26, 2024 for:

•	each of our directors;

•	each of our Named Executive Officers;

•	all of our current directors and executive officers as a group; and

•	each period, or group of affiliated persons, who beneficially owned more than 5% of our outstanding Common Stock.

We have determined beneficial ownership in accordance with the rules of the SEC, and the information is not necessarily indicative of beneficial ownership for any other purpose. Except as indicated by the footnotes below, we believe, based on information furnished to us, that the persons and entities named in the table below have sole voting and sole investment power with respect to all shares of Common Stock that they beneficially owned, subject to applicable community property laws.

Applicable percentage ownership is based on 52,521,050 shares of Common Stock outstanding as of March 26, 2024. In computing the number of shares of common stock beneficially owned by a person and the percentage ownership of that person, we deemed to be outstanding all shares of common stock subject to options, warrants or other rights held by that person or entity that are currently exercisable within 60 days of March 26, 2024. We did not deem these shares outstanding, however, for the purpose of computing the percentage ownership of any other person. Unless otherwise indicated, the address of each beneficial owner listed in the table below is c/o Tyra Biosciences, Inc., 2656 State Street, Carlsbad, California 92008.

	Shares Beneficially Owned
Beneficial Owner	Number	Percentage
5% or Greater Stockholders
Entities affiliated with RA Capital Healthcare Fund, L.P. (1)	10,519,532	19.99%
Entities affiliated with Boxer Capital, LLC (2)	6,562,089	12.49%
Entities affiliated with BVF Partners L.P. (3)	4,661,194	8.88%
Canaan XI L.P. (4)	4,409,991	8.40%
Alta Partners NextGen Fund II, L.P. (5)	4,080,296	7.77%
Nextech VI Oncology SCSp (6)	4,055,861	7.72%
Entities affiliated with FMR LLC (7)	3,969,612	7.56%
Entities affiliated with Baker Bros. Advisors LP (8)	2,757,889	4.99%
Named Executive Officers and Directors
Todd Harris, Ph.D. (9)	2,267,770	4.26%
Alan Fuhrman (10)	111,728	*
Hiroomi Tada, M.D., Ph.D. (11)	464,631	*
Isan Chen, M.D. (12)	288,041	*
Gilla Kaplan, Ph.D. (13)	184,881	*
Nina Kjellson (14)	27,791	*
Melissa McCracken, Ph.D.	—	—
Robert More (5) (15)	4,108,087	7.82%
Jake Simson, Ph.D. (16)	27,791	*
Siddarth Subramony, Ph.D. (17)	27,791	*
Rehan Verjee (18)	93,383	*
All current directors and executive officers as a group (12 persons) (19)	8,493,764	15.40%

*	Less than 1%.

(1)

Based on information provided to us by RA Capital and contained in the Selling Securityholders section of our Form S-3 filed with the SEC on March 19, 2024. Consists of (i) 8,477,275 shares of our Common Stock held directly by RA Capital Healthcare Fund, L.P. (the “Healthcare Fund”); (ii) 442,721 shares of our Common Stock held by a separately managed account (the “Account”); (iii) 1,496,613 shares of our Common Stock held by RA Capital Nexus Fund, L.P. (the “Nexus Fund”); and (iv) 27,791 shares of our Common Stock underlying stock options exercisable within 60 days of March 26, 2024 held by Jake Simson, a member of our board of directors, for the benefit of RA Capital Management, L.P. (“RA Capital”). The total amount of shares beneficially owned also includes 75,132 shares of our Common Stock underlying pre-funded warrants described below after giving effect to a beneficial ownership blocker in such warrants which prohibits the holder from exercising the pre-funded warrants to the extent the holder would beneficially own, after exercise, more than 19.99% of the outstanding shares of our Common Stock. The Healthcare Fund holds pre-funded warrants to purchase 1,538,457 shares of our Common Stock. As mentioned, the pre-funded warrants contain a provision which precludes exercise of the warrants to the extent that, following exercise, the Healthcare Fund, together with its affiliates and other attribution parties, would own more than 19.99% of our Common Stock outstanding. RA Capital Healthcare Fund GP, LLC is the general partner of the Healthcare Fund, and RA Capital Nexus Fund GP, LLC is the general partner of the Nexus Fund. The general partner of RA Capital is RA Capital Management GP, LLC, of which Peter Kolchinsky and Rajev Shah are the controlling persons. RA Capital serves as investment advisor for the Healthcare Fund, the Account, and the Nexus Fund and may be deemed a beneficial owner, for purposes of Section 13(d) of the Exchange Act, of any of our securities held by the Healthcare Fund, the Account, or the Nexus Fund. The Healthcare Fund and the Nexus Fund have delegated to RA Capital the sole power to vote and the sole power to dispose of all securities held in the Healthcare Fund’s and the Nexus Fund’s portfolio, including the shares of our Common Stock reported herein. Because the Healthcare Fund and the Nexus Fund have divested themselves of voting and investment power over the reported securities they hold and may not revoke that delegation on less than 61 days’ notice, the Healthcare Fund and the Nexus Fund disclaim beneficial ownership of the securities they hold for purposes of Section 13(d) of the Exchange Act and therefore disclaim any obligation to report ownership of the reported securities under Section 13(d) of the Exchange Act. As managers of RA Capital, Dr. Kolchinsky and Mr. Shah may be deemed beneficial owners, for purposes of Section 13(d) of the Exchange Act, of any of our securities beneficially owned by RA Capital. RA Capital, Dr. Kolchinsky, and Mr. Shah disclaim beneficial ownership of the securities listed above other than for the purpose of determining their obligations under Section 13(d) of the Exchange Act. The address of the entities listed above is 200 Berkeley Street, 18th Floor, Boston, Massachusetts 02116.

(2)

Based on information provided to us by Boxer Capital and contained in the Selling Securityholders section of our Form S-3 filed with the SEC on March 19, 2024. Consists of (i) 6,448,359 shares of our Common Stock held by Boxer Capital, LLC (“Boxer Capital”), (ii) 85,939 shares of our Common Stock held by MVA Investors, LLC (“MVA”), and (iii) 27,791 shares of our Common Stock underlying stock options exercisable within 60 days of March 26, 2024, held by Siddarth Subramony, a Managing Director of Boxer Capital and a member of our board of directors. The total amount of shares beneficially owned does not include any shares of our Common Stock underlying pre-funded warrants described herein. Boxer Capital holds pre-funded warrants to purchase 705,280 shares of our Common Stock. Boxer Capital acquired the pre-funded warrants subject to the condition that it will not be entitled to exercise any portion of any pre-funded warrant, which, upon giving effect to such exercise, would cause it (together with its affiliates) to own more than 9.99% of the number of shares of our Common Stock outstanding immediately after giving effect to such exercise, as such percentage ownership is determined in accordance with the terms of the pre-funded warrants. However, Boxer Capital may increase or decrease such percentage to any other percentage not in excess of 19.99%, provided that any increase in such percentage shall not be effective until 61 days after such notice is delivered to the Company. Boxer Asset Management Inc. (“Boxer Management”) is the managing member of Boxer Capital. Joseph C. Lewis is the sole indirect owner of Boxer Asset Management Inc. Boxer Capital, Boxer Management and Joseph C. Lewis have shared powers to vote (or direct the vote) and/or to dispose (or direct the disposition) of the Common Stock. Siddarth Subramony has sole voting and dispositive power over the shares held by him. Boxer Management and Joseph C. Lewis disclaim beneficial ownership over the shares owned by Boxer Capital except to the extent of their pecuniary interest therein. Aaron Davis is a Member and Chief Executive Officer of MVA. MVA and Mr. Davis have shared powers to vote (or direct the vote) and/or to dispose (or direct the disposition) of the Common Stock. Aaron Davis disclaims beneficial ownership over the shares owned by MVA except to the extent of his pecuniary interest therein. The principal address for both Boxer Management and Joseph C. Lewis is Cay House, EP Taylor Drive N7776, Lyford Cay, New Providence, Bahamas. The principal address for Boxer Capital, MVA, Aaron Davis and Siddarth Subramony is 12860 El Camino Real, Suite 300, San Diego, CA 92130.
(3)

Based on information provided to us by BVF Partners and contained in the Selling Securityholders section of our Form S-3 filed with the SEC on March 19, 2024. Consists of (i) 2,447,110 shares of our Common Stock held by Biotechnology Value Fund, L.P. (“BVF LP”), (ii) 1,906,633 shares of our Common Stock held by Biotechnology Value Fund II, L.P. (“BVF2 LP”), (iii) 243,914 shares of our Common Stock held by Biotechnology Value Trading Fund OS LP (“BVF OS”) and (iv) 63,537 shares of our Common Stock held by MSI BVF SPV, LLC (“MSI BVF”). BVF I GP LLC is the general partner of BVF LP. BVF II GP LLC is the general partner of BVF2 LP. BVF Partners OS Ltd. is the general partner of BVF OS. BVF GP Holdings is the sole member of BVF I GP LLC and BVF II GP LLC. BVF Partners L.P. is the sole member of BVF Partners OS Ltd. and investment manager of BVF LP, BVF2 LP, BVF OS and MSI BVF. BVF Inc. is the general partner of BVF Partners L.P. Mark N. Lampert is director and officer of BVF Inc. Each of BVF I GP LLC, BVF II GP LLC, BVF Partners OS Ltd., BVF GP Holdings LLC, BVF Partners L.P. BVF Inc. and Mr. Lampert disclaims beneficial ownership of securities beneficially owned by the BVF LP, BVF2 LP, BVF OS and MSI BVF. The address of the entities listed above is c/o BVF Partners L.P., 44 Montgomery St, 40th Floor, San Francisco, CA 94104.

(4)

Based on information contained in the Schedule 13G filed with the SEC on February 8, 2022 by entities affiliated with Canaan XI LP. Consists of (i) 3,936,595 shares of our Common Stock held by Canaan XI and (ii) 473,396 shares of our Common Stock held by Canaan 2020+ Series 7. Canaan XI GP may be deemed to have investment and voting power over the shares held by Canaan XI, and Canaan 2020+ GP may be deemed to have investment and voting power over the shares held by Canaan 2020+ Series 7. Nina Kjellson, a member of our Board, Brenton K. Ahrens, Joydeep Bhattacharyya, Richard J. Boyle Jr., Wende S. Hutton, Maha S. Ibrahim, Guy M. Russo, Tim M. Shannon and Hrach Simonian are managers of Canaan XI GP and make investment and voting decisions with respect to the shares held by Canaan XI, acting collectively, and are the members of an investment committee of Canaan 2020+ GP that makes investment and voting decisions with respect to the shares held by Canaan 2020+ Series 7, acting collectively. The address for Canaan XI L.P. and Canaan 2020+ Co-Investment L.P.—Series 7 is 2765 Sand Hill Road, Menlo Park, California 94025.

(5)

Based on information contained in Schedule 13D filed with the SEC on September 27, 2021 by entities affiliated with Alta Partners NextGen Fund II, L.P. Consists of 4,080,296 shares of our Common Stock held by Alta Partners NextGen Fund II, L.P. (“Alta”). Alta Partners Nextgen Fund II Management, LLC (“Alta Management”) is the general partner of Alta. Daniel Janney, Peter Hudson and Robert More, a member of our Board, as Managing Members of Alta Management, share voting or investment power over the shares held by Alta. Each of the individuals and entities listed above expressly disclaims beneficial interest of the shares listed above except to the extent of any pecuniary interest therein. The principal address for Alta is 115 W Snow King Avenue, Suite 101B, Jackson, Wyoming 83001.

(6)

Based on information provided to us by Nextech VI Oncology SCSp and contained in the Selling Securityholders section of our Form S-3 filed with the SEC on March 19, 2024. Consists of (i) 2,518,582 shares of our Common Stock held by Nextech VI Oncology VI LP (“Nextech VI LP”) and (ii) 1,537,279 shares of our Common Stock held by Nextech VI SCSp. Nextech VI GP S.à.r.l. (“Nextech VI GP “) serves as the sole general partner of Nextech VI LP and as the general partner of Nextech VI Oncology SCSp. Nextech VI GP has sole voting and investment control over the shares owned by Nextech VI LP and may be deemed to own beneficially the shares held by Nextech VI LP. Nextech VI GP owns no securities of the Company directly. Rocco Sgobbo, Dalia Bleyer and Ian Charoub are members of the board of managers of Nextech VI GP and share voting and dispositive power over the shares held by Nextech VI LP, and may be deemed to own beneficially the shares held by Nextech VI LP. Costas Constantinides, Ian Charoub and Rocco Sgobbo, as managers of Nextech VI GP S.à.r.l., have voting and investment power over the shares held by Nextech VI Oncology SCSp and, accordingly, may be deemed to beneficially own the shares held by Nextech VI Oncology SCSp. The members of the board of managers own no securities of the Company directly. Each of the individuals and entities listed above expressly disclaims beneficial interest of the shares listed above except to the extent of any pecuniary interest therein. The principal business address of Nextech VI LP and Nextech VI SCSp is: 8 rue Lou Hemmer, L-1748 Luxembourg-Findel, Gran-Duché de Luxembourg.
(7)

Based on information provided to us by FMR LLC on April 5, 2024. Consists of shares held by FMR LLC, certain of its subsidiaries and affiliates, and other companies. Abigail P. Johnson is a Director, the Chairman and the Chief Executive Officer of FMR LLC. Members of the Johnson family, including Abigail P. Johnson, are the predominant owners, directly or through trusts, of Series B voting common shares of FMR LLC, representing 49% of the voting power of FMR LLC. The Johnson family group and all other Series B shareholders have entered into a shareholders’ voting agreement under which all Series B voting common shares will be voted in accordance with the majority vote of Series B voting common shares. Accordingly, through their ownership of voting common shares and the execution of the shareholders’ voting agreement, members of the Johnson family may be deemed, under the Investment Company Act of 1940, to form a controlling group with respect to FMR LLC. The principal business address of FMR LLC is 245 Summer Street, Boston, Massachusetts, 02210.

(8)

Based on information provided to us by Baker Brothers Life Sciences, L.P. (“Baker Brothers Life Sciences”) and contained in the Selling Securityholders section of our Form S-3 filed with the SEC on March 19, 2024. Consists of (i) 9,757 shares of our common stock held by Baker Brothers Life Sciences and (ii) 850 shares of our common stock held by 667, L.P. (“667” and together with Baker Brothers Life Sciences, the “Baker Funds”). The total amount of shares beneficially owned also includes 2,747,282 shares of our Common Stock underlying pre-funded warrants described below after giving effect to a beneficial ownership blocker in such warrants which prohibits the holder from exercising the pre-funded warrants to the extent the holder would beneficially own, after exercise, more than 4.99% of the outstanding shares of our Common Stock. Baker Brothers Life Sciences and 667 hold pre-funded warrants to purchase 3,510,243 shares of our common stock and 333,250 shares of our common stock, respectively. As stated, the pre-funded warrants are only exercisable to the extent that after giving effect or immediately prior to such exercise, the Baker Funds, their affiliates and any person who are members of a Section 13(d) group with the Baker Funds or one of their affiliates would beneficially own in the aggregate, for purposes of Rule 13d-3 under the Exchange Act, no more than 4.99% of our common stock outstanding. With written notice provided to us, the Baker Funds may from time to time increase or decrease the Pre-Funded Warrant Beneficial Ownership Limitation applicable to the Baker Funds to any other percentage not in excess of 19.99%. Any such increase will not be effective until the sixty-first day after such notice is delivered to us. Baker Bros. Advisors LP (the “Advisor”) is the management company and investment advisor to the Baker Funds and has sole voting and investment power with respect to the securities directly held by the Baker Funds and thus may be deemed to beneficially own such securities. Baker Bros. Advisors (GP) LLC (the “Advisor GP”) is the sole general partner of the Advisor and thus may be deemed to beneficially own the securities held by the Baker Funds. The managing members of the Advisor GP are Julian C. Baker and Felix J. Baker, who may be deemed to beneficially own the securities held by the Baker Funds. Julian C. Baker, Felix J. Baker, the Advisor and the Advisor GP disclaim beneficial ownership of all shares held by the Baker Funds, except to the extent of their indirect pecuniary interest therein. The business address of the Advisor, the Advisor GP, Julian C. Baker and Felix J. Baker is 860 Washington Street, 3rd Floor, New York, NY 10014.

(9)

Consists of (i) 1,504,577 shares of our Common Stock held directly and (ii) 763,193 shares of Common Stock underlying stock options held by Dr. Harris that are exercisable within 60 days of March 26, 2024.

(10)

Consists (i) 2,395 shares of our Common Stock held directly and (ii) 109,333 shares of our Common Stock underlying stock options held by Mr. Fuhrman that are exercisable within 60 days of March 26, 2024.

(11)

Consists of (i) 86,435 shares of our Common Stock held directly and (ii) 378,196 shares of our Common Stock underlying stock options held by Dr. Tada that are exercisable within 60 days of March 26, 2024.

(12)

Consists of (i) 192,783 shares of our Common Stock held directly and (ii) 95,258 shares of our Common Stock underlying stock options held by Dr. Chen that are exercisable within 60 days of March 26, 2024.

(13)

Consists of (i) 28,231 shares of our Common Stock held directly and (ii) 156,650 shares of our Common Stock underlying stock options held by Dr. Kaplan that are exercisable within 60 days of March 26, 2024.

(14)	Consists of 27,791 shares of Common Stock underlying stock options held by Ms. Kjellson that are exercisable within 60 days of March 26, 2024.
(15)	Consists of 27,791 shares of Common Stock underlying stock options held by Mr. More that are exercisable within 60 days of March 26, 2024.
(16)

Consists of 27,791 shares of Common Stock underlying stock options held by Mr. Simson that are exercisable within 60 days of March 26, 2024. Under Mr. Simson’s arrangement with RA Capital Management, L.P. (the “Adviser”), Mr. Simson holds the stock options for the benefit of the Healthcare Fund, the Nexus Fund, and the Account. Mr. Simson is obligated to turn over to the Adviser any net cash or stock received upon exercise of the stock options, which will offset advisory fees owed by the Healthcare Fund, the Nexus Fund, and the Account. Mr. Simson therefore disclaims beneficial ownership of any stock options and underlying Common Stock.

(17)	Consists of 27,791 shares of Common Stock underlying stock options held by Dr. Subramony that are exercisable within 60 days of March 26, 2024.
(18)	Consists of 93,383 shares of Common Stock underlying stock options held by Mr. Verjee that are exercisable within 60 days of March 26, 2024
(19)

Includes the shares described in footnotes 6 and 9 through 18 and 431,683 shares of our Common Stock held directly by Daniel Bensen and 460,187 shares of Common Stock underlying stock options held by Mr. Bensen that are exercisable within 60 days of March 26, 2024.

Certain Relationships and Related Person Transactions

The following is a summary of transactions entered into or existing since January 1, 2022 to which we have been a party in which the amount involved exceeded or will exceed $120,000 (or, if less, 1% of the average of our total assets at year-end for the last two completed fiscal years), and in which any of our directors, executive officers or, to our knowledge, beneficial owners of more than 5% of our capital stock or any member of the immediate family of any of the foregoing persons had or will have a direct or indirect material interest, other than equity and other compensation, termination, change in control and other arrangements, which are described under “Executive and Director Compensation.” We also describe below certain other transactions with our directors, executive officers and stockholders.

Consulting Agreement with van den Boom & Associates, LLC

On December 23, 2018, we entered into a consulting agreement (the “Consulting Agreement”) with van den Boom & Associates, LLC, or van den Boom & Associates, to provide (i) a resource to assist with finance department and administrative oversight (“Oversight Resources”) and (ii) resources to assist with day-to-day accounting functions (“Accounting Resources”). Services provided under the Consulting Agreement are billed at hourly rates. In April 2021, Esther van den Boom, the managing partner of van den Boom & Associates, signed an employment agreement with our Company whereby she became our Chief Financial Officer on a half-time basis. Following the date of her employment agreement, Oversight Resources previously provided under the Consulting Agreement were thereafter provided to us pursuant to Ms. van den Boom’s employment agreement. Ms. Van den Boom resigned as our Chief Financial Officer effective December 31, 2022. Payments for Accounting Resources under the Consulting Agreement during the year ending December 31, 2022 were approximately $765,000.

Investor Agreements

We entered into an amended and restated investors’ rights agreement in March 2021 (the “IRA”), with the holders of our convertible preferred stock and certain holders of our Common Stock, including the holders of more than 5% of our capital stock listed above as well as entities with which certain of our directors are affiliated. This agreement provides for certain rights relating to the registration of their shares of Common Stock issued upon conversion of their convertible preferred stock and certain additional covenants made by us.

2024 Private Placement

On February 6, 2024, we completed a private placement of (i) 9,286,023 shares of Common Stock at a price of $13.01 per share of Common Stock and (ii) pre-funded warrants to purchase up to 6,087,230 shares of Common Stock, at a price of $13.009 per pre-funded warrant, for gross proceeds of approximately $200.0 million (the “2024 Private Placement”), before deducting offering expenses.

The following table sets forth the aggregate number of shares acquired by related persons in the 2024 Private Placement:

Name of Selling Securityholder	Shares of Common Stock	Pre-Funded Warrants	Aggregate Purchase Price
Entities affiliated with RA Capital Management, L.P. (1)	3,180,155	1,538,457	$61,387,603.67
Nextech VI SCSp (2)	1,537,279		$19,999,999.79
Entities affiliated with FMR, LLC (3)	1,430,621		$18,612,379.21
Entities affiliated with BVF Partners L.P. (4)	1,921,599		$25,000,002.99
Entities affiliated with Boxer Capital, LLC (5)	63,412	705,280	$9,999,977.64

(1)

RA Capital Healthcare Fund, L.P. and RA Capital Nexus Fund, L.P. are affiliates of RA Capital, and RA Capital is a holder of 5% or more of our capital stock. Jake Simson, Ph.D. is a Partner at RA Capital and a member of our Board.

(2)	Melissa McCracken, Ph.D., who is a member of our board of directors, is also a Principal at Nextech Invest Ltd. (an affiliate of Nextech VI Oncology SCSp).
(3)	Entities affiliated with FMR LLC hold 5% or more of our capital stock.
(4)	Entities affiliated with BVF Partners L.P. hold 5% or more of our capital stock.
(5)

MVA Investors, LLC is affiliated with Boxer Capital, LLC. Boxer Capital, LLC and MVA Investors, LLC together hold 5% or more of our capital stock. Siddarth Subramony, Ph.D. is a Managing Director of Boxer Capital, LLC and a member of our Board.

Indemnification Agreements

We have entered into indemnification agreements with each of our directors and executive officers. These agreements, among other things, require us or will require us to indemnify each director (and in certain cases their related venture capital funds) and executive officer to the fullest extent permitted by Delaware law, including indemnification of expenses such as attorneys’ fees, judgments, fines and settlement amounts incurred by the director or executive officer in any action or proceeding, including any action or proceeding by or in right of us, arising out of the person’s services as a director or executive officer.

Our Amended and Restated Certificate of Incorporation and Bylaws provide that we will indemnify each of our directors and officers to the fullest extent permitted by the Delaware General Corporation Law. Further, we have entered into indemnification agreements with each of our directors and officers, and we have purchased a policy of directors’ and officers’ liability insurance that insures our directors and officers against the cost of defense, settlement or payment of a judgment under certain circumstances.

Stock Option Grants to Executive Officers and Directors

We have granted stock options to our executive officers and certain of our directors as more fully described in the section entitled “Executive and Director Compensation.”

Policies and Procedures for Related Person Transactions

The Board adopted a written related person transaction policy, setting forth the policies and procedures for the review and approval or ratification of related-person transactions. This policy covers, with certain exceptions set forth in Item 404 of Regulation S-K under the Securities Act, any transaction, arrangement or relationship, or any series of similar transactions, arrangements or relationships in which we were or are to be a participant, where the amount involved exceeds $120,000 (or, if less, 1% of the average of our total assets at year-end for the last two completed fiscal years) and a related person had or will have a direct or indirect material interest, including, without limitation, purchases of goods or services by or from the related person or entities in which the related person has a material interest, indebtedness, guarantees of indebtedness and employment by us of a related person. In reviewing and approving any such transactions, our Audit Committee is tasked to consider all relevant facts and circumstances, including, but not limited to, whether the transaction is on terms comparable to those that could be obtained in an arm’s length transaction and the extent of the related person’s interest in the transaction. The Consulting Agreement and the IRA occurred prior to the adoption of this policy.

2025 Stockholder Proposals

Stockholders who intend to have a proposal considered for inclusion in our proxy materials for presentation at our 2025 Annual Meeting of Stockholders pursuant to Rule 14a-8 under the Exchange Act must submit the proposal to our Secretary at our offices at 2656 State Street, Carlsbad, California 92008 in writing not later than December    , 2024, which is 120 days prior to the one-year anniversary of the mailing date of the proxy statement for the Annual Meeting, unless the date of the 2025 Annual Meeting of Stockholders is changed by more than 30 days from the anniversary of our Annual Meeting, in which case the deadline for such proposals will be a reasonable time before we begin to print and send our proxy materials. These proposals must comply with the requirements as to form and substance established by the SEC in Rule 14a-8 of the Exchange Act for such proposals in order to be included in the proxy statement.

Stockholders intending to present a proposal at the 2025 Annual Meeting of Stockholders, but not to include the proposal in our proxy statement, or to nominate a person for election as a director, must comply with the requirements set forth in our Bylaws. Our Bylaws require, among other things, that our Secretary receive written notice from the stockholder of record of their intent to present such proposal or nomination not earlier than the close of business on the 120th day and not later than the close of business on the 90th day prior to the anniversary of the preceding year’s annual meeting. Therefore, the Company must receive notice of such a proposal or nomination for the 2025 Annual Meeting of Stockholders no earlier than the close of business on January 29, 2025 and no later than the close of business on February 28, 2025. The notice must contain the information required by the Bylaws, a copy of which is available upon request to our Secretary. In the event that the date of the 2025 Annual Meeting of Stockholders is more than 30 days before or more than 60 days after May 29, 2025, then our Secretary must receive such written notice not earlier than the close of business on the 120th day and not later than the close of business on the 90th day prior to the 2025 Annual Meeting, or if later, the 10th day following the day on which public disclosure of the date of such meeting is first made by the Company. SEC rules permit management to vote proxies in its discretion in certain cases if the stockholder does not comply with this deadline and, in certain other cases, notwithstanding the stockholder’s compliance with this deadline. Stockholders are advised to review our Bylaws which also specify requirements as to the form and content of a stockholder’s notice.

In addition to satisfying the foregoing requirements under our Bylaws, to comply with the universal proxy rules, shareholders who intend to solicit proxies in support of director nominees other than the Company’s nominees must provide notice that sets forth the information required by Rule 14a-19 under the Exchange Act no later than March 30, 2025.

We intend to file a Proxy Statement and WHITE proxy card with the SEC in connection with the solicitation of proxies for our 2025 annual meeting. Shareholders may obtain our Proxy Statement (and any amendments and supplements thereto) and other documents as and when filed by the Company with the SEC without charge from the SEC’s website at: www.sec.gov.

We reserve the right to reject, rule out of order or take other appropriate action with respect to any proposal that does not comply with these or other applicable requirements.

No Incorporation by Reference

To the extent that this proxy statement is incorporated by reference into any other filing by us under the Securities Act or the Exchange Act, the section of this proxy statement entitled “Report of the Audit Committee of the Board” to the extent permitted by the rules of the SEC will not be deemed incorporated, unless specifically provided otherwise in such filing. In addition, references to our website are not intended to function as a hyperlink and the information contained on our website is not intended to be part of this proxy statement. Information on our website, other than our proxy statement, Notice of Annual Meeting of Stockholders and form of proxy, is not part of the proxy soliciting material and is not incorporated herein by reference.

Other Matters

The Board is not aware of any matter to be presented for action at the Annual Meeting other than the matters referred to above and does not intend to bring any other matters before the Annual Meeting. However, if other matters should come before the Annual Meeting, it is intended that holders of the proxies named on the Company’s proxy card will vote thereon in their discretion.

Solicitation of Proxies

The accompanying proxy is solicited by and on behalf of the Board, whose Notice of Annual Meeting is attached to this proxy statement, and the entire cost of such solicitation will be borne by us. In addition to the use of mail, proxies may be solicited by personal interview, telephone, e-mail and facsimile by our directors, officers and other employees who will not be specially compensated for these services. We will also request that brokers, nominees, custodians and other fiduciaries forward soliciting materials to the beneficial owners of shares held by such brokers, nominees, custodians and other fiduciaries. We will reimburse such persons for their reasonable expenses in connection therewith.

Tyra’s Annual Report on Form 10-K

A copy of Tyra’s Annual Report on Form 10-K for the fiscal year ended December 31, 2023, including financial statements thereto but not including exhibits, as filed with the SEC, will be sent to any beneficial owners of our Common Stock on the Record Date as determined on April 4, 2024 without charge upon written request addressed to:

Tyra Biosciences, Inc.

Attention: Secretary

2656 State Street

Carlsbad, CA 92008

A reasonable fee will be charged for copies of exhibits. You also may access this proxy statement and our Annual Report on Form 10-K at www.proxydocs.com/TYRA. We make available free of charge on our website all of our filings that are made electronically with the SEC, including our Annual Report on Form 10-K for the year ended December 31, 2023. These materials can be found at www.Tyra.bio under the “For Investors” section.

WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING ONLINE, WE URGE YOU TO VOTE YOUR SHARES VIA THE TOLL-FREE TELEPHONE NUMBER OR OVER THE INTERNET, AS DESCRIBED IN THIS PROXY STATEMENT. IF YOU RECEIVED A COPY OF THE PROXY CARD BY MAIL, YOU MAY SIGN, DATE AND MAIL THE PROXY CARD IN THE ENCLOSED RETURN ENVELOPE. PROMPTLY VOTING YOUR SHARES WILL ENSURE THE PRESENCE OF A QUORUM AT THE ANNUAL MEETING AND WILL SAVE US THE EXPENSE OF FURTHER SOLICITATION.

By Order of the Board of Directors,

Alan Fuhrman

Chief Financial Officer

Carlsbad, California

April  , 2024

P.O. BOX 8016, CARY, NC 27512-9903

Scan QR for digital voting

Tyra Biosciences, Inc.	Internet: www.proxypush.com/TYRA • Cast your vote online • Have your Proxy Card ready • Follow the simple instructions to record your vote
For Stockholders of record as of April 4, 2024	Phone:
Wednesday, May 29, 2024 10:00 AM, Pacific Time	1-866-485-1932
The Annual Meeting will be held live via webcast - Please visit	• Use any touch-tone telephone • Have your Proxy Card ready • Follow the simple recorded instructions
www.proxydocs.com/TYRA for more details

Mail:
• Mark, sign and date your Proxy Card
YOUR VOTE IS IMPORTANT!	• Fold and return your Proxy Card in the postage-paid envelope provided
PLEASE VOTE BY: 10:00 AM, Pacific Time, May 29, 2024.	Virtual:
You must register to attend the meeting online
and/or participate at www.proxydocs.com/TYRA

This proxy is being solicited on behalf of the Board of Directors

The undersigned hereby appoints Todd Harris, Ph.D. and Alan Fuhrman (the “Named Proxies”), and each or either of them, as the true and lawful attorneys of the undersigned, with full power of substitution and revocation, and authorizes them, and each of them, to vote all the shares of capital stock of Tyra Biosciences, Inc. which the undersigned is entitled to vote at said meeting and any adjournment thereof upon the matters specified and upon such other matters as may be properly brought before the meeting or any adjournment thereof, conferring authority upon such true and lawful attorneys to vote in their discretion on such other matters as may properly come before the meeting and revoking any proxy heretofore given.

THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED AS DIRECTED OR, IF NO DIRECTION IS GIVEN, SHARES WILL BE VOTEDIDENTICAL TO THE BOARD OF DIRECTORS’ RECOMMENDATION. This proxy, when properly executed, will be voted in the manner directed herein. In their discretion, the Named Proxies are authorized to vote upon such other matters that may properly come before the meeting or any adjournment or postponement thereof.

You are encouraged to specify your choice by marking the appropriate box (SEE REVERSE SIDE) but you need not mark any box if you wish to vote in accordance with the Board of Directors’ recommendation. The Named Proxies cannot vote your shares unless you sign (on the reverse side) and return this card.

PLEASE BE SURE TO SIGN AND DATE THIS PROXY CARD AND MARK ON THE REVERSE SIDE

Copyright © 2024 BetaNXT, Inc. or its affiliates. All Rights Reserved

Tyra Biosciences, Inc. Annual Meeting of Stockholders

Please make your marks like  this:

THE BOARD OF DIRECTORS RECOMMENDS A VOTE:
FOR ON PROPOSALS 1, 2 AND 3

BOARD OF
DIRECTORS
	PROPOSAL		YOUR VOTE		RECOMMENDS
1.	To elect three directors to serve as Class III directors for a three-year term expiring at the 2027 Annual Meeting of Stockholders and until their respective successors shall have been duly elected and qualified.				FOR

	1.01 Melissa McCracken, Ph.D.	FOR ☐	WITHHOLD ☐

	1.02 Jake Simson, Ph.D.	☐	☐		FOR

	1.03 Rehan Verjee	☐	☐		FOR

		FOR	AGAINST	ABSTAIN
2.	To ratify the appointment of Ernst & Young LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2024.	☐	☐	☐	FOR

3.	To approve an amendment to the Company’s Amended and Restated Certificate of Incorporation to reflect Delaware law provisions to permit exculpation of certain officers.	☐	☐	☐	FOR

4.	To transact such other business as may properly come before the Annual Meeting or any continuation, postponement or adjournment of the Annual Meeting.

Authorized Signatures - Must be completed for your instructions to be executed.

You must register to attend the meeting online and/or participate at www.proxydocs.com/TYRA.

Please sign exactly as your name(s) appears on your account. If held in joint tenancy, all persons should sign. Trustees, administrators, etc., should include title and authority. Corporations should provide full name of corporation and title of authorized officer signing the Proxy/Vote Form.

Signature (and Title if applicable)	Date	Signature (if held jointly)	Date